Semi-Annual Report                               [NEUBERGER BERMAN LOGO]
April 30, 2001

                                NEUBERGER BERMAN
                                INCOME FUNDS

INVESTOR CLASS SHARES                         Cash Reserves

TRUST CLASS SHARES                            Government Money Fund

                                              High Yield Bond Fund

                                              Limited Maturity Bond Fund

                                              Municipal Money Fund

                                              Municipal Securities Trust

CONTENTS

                THE FUNDS

                CHAIRMAN'S LETTER                               2

                PORTFOLIO COMMENTARY/
                  PERFORMANCE HIGHLIGHTS
                Limited Maturity Bond Fund                      4
                High Yield Bond Fund                            6
                Municipal Securities Trust                      8
                Municipal Money Fund                           10
                Cash Reserves                                  11
                Government Money Fund                          12

                SCHEDULE OF INVESTMENTS
                Cash Reserves                                  14
                Government Money Fund                          17
                High Yield Bond Fund                           18
                Limited Maturity Bond Fund                     22
                Municipal Money Fund                           25
                Municipal Securities Trust                     34

                FINANCIAL STATEMENTS                           38

                FINANCIAL HIGHLIGHTS (ALL CLASS SHARES)
                  PER SHARE DATA
                Cash Reserves                                  51
                Government Money Fund                          52
                High Yield Bond Fund                           53
                Limited Maturity Bond Fund                     54
                Municipal Money Fund                           56
                Municipal Securities Trust                     57

                DIRECTORY/OFFICERS AND TRUSTEES                61


The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this report are either service marks or registered trademarks of Neuberger Berman Management Inc. -C-2001 Neuberger Berman Management Inc.

CHAIRMAN'S LETTER
-----------------

                                                        [PHOTO OF PETER SUNDMAN]

Dear Fellow Shareholder,

In the past six months, the Federal Reserve Board has appeared on the front page of every newspaper in America with surprising regularity. And the news has remained the same: more interest rate cuts. As one might expect in such an environment, the performance of fixed-income investments was largely positive in our reporting period. Rate cuts, coupled with good performance in all major sectors of the bond market, helped drive annualized returns for our Funds to levels between the mid-single digits to low double digits, depending upon each Fund's risk profile. In short, the major buying opportunities of which we wrote a year ago have paid off handsomely -- especially in the corporate, mortgage and high yield arenas.

Fixed income offered a sharp contrast to the equity markets during this period, from which many investors fled. Corporate bonds registered very strong performance, thanks to falling interest rates and attractive yield spreads. Credit concerns continued, but investors who carefully monitored issuers' creditworthiness earned generous returns.

The Federal Reserve Board signaled a major policy shift at its meeting of December 19, 2000. The policy shift was followed by five Federal Reserve rate cuts, lowering short-term interest rates four times, by a total of 250 basis points, to 4.0%. Fed action of this magnitude over such a short time period has not occurred since the months following the 1987 stock market crash.

Before the December Fed meeting, the short end of the yield curve was inverted. By the end of our reporting period, market rates at the short end of the curve had dropped significantly, sharply accentuating yield differences at the short and ten-year ends of the curve. Yields at the ten-year to 30-year end of the curve remained flat throughout the period, paying little premium to those investors who took long term risks.

Mortgage-backed bonds were strong producers, returning 6.1% on an absolute basis during the reporting period, although they underperformed Treasuries on a duration-adjusted basis. Believing that the mortgage-backed bond sector had weathered the worst of recent refinancing fears, we considered the risk/reward tradeoff attractive and maintained significant positions in this sector.

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

We believe that mortgages will continue to do some "heavy lifting" for our Funds through the year-end.

The supply of Treasury bonds continued to decline, prompted by the Federal debt reduction program. It is our opinion that the Treasury buyback has pushed Treasury prices to levels that are unsustainably high, particularly if the budget surplus begins to shrink as we expect. We are therefore using Treasuries as a source of funds in these portfolios, when other, more attractive investment opportunities present themselves.

A little-known but very powerful investment vehicle has arrived on the scene in the form of Treasury Inflation Protected Securities. Introduced only a few years ago, they offer investors the first inflation protection guaranteed by the Federal government. We own TIPS in all appropriate portfolios. We believe they are an attractive value, and like their undervalued corporate and mortgage counterparts, they have paid off handsomely.

The high yield market has been erratic but has strengthened markedly since the Fed began to cut rates in January. Despite rate cuts, however, we maintain our discipline of investing only in the high-quality end of this market. The Fed actions should take at least several more months to stimulate a significant economic recovery. In the meantime, we believe the yields in this sector should reward patient investors even as the economic picture remains unclear. And, our discipline of investing only in the high end of this market should help protect us should an economic recovery be delayed.

Municipal bonds have provided a very profitable alternative to skittish equity investors. Although credit concerns are also an issue in this market, municipal bonds still offer attractive returns, particularly in the short and intermediate areas.

We have always counseled investors to allocate a portion of their assets to fixed income for stability, safety, income and good returns. The last six month period, in particular, has been an extraordinary time for investors in fixed income. They were rewarded on two fronts: They were protected from some of the risk in the equity markets, and they reaped the positive returns of the fixed income sector.

There will continue to be ebbs and flows in the bond market as investors move from equities to fixed income and back again. As of this writing, the Fed has indicated it may cut rates again if economic conditions warrant. We advise those with well-diversified bond portfolios to sit back, relax, and enjoy the ride.

                               /s/ Peter Sundman

                                  PETER SUNDMAN
                              CHAIRMAN OF THE BOARD
                       NEUBERGER BERMAN FIXED INCOME FUNDS

LIMITED MATURITY BOND FUND Portfolio Commentary
-----------------------------------------------

Bad news for equities turned out to be good news for bonds as jittery investors sought the relative safety of fixed-income investments in our reporting period.

The Federal Reserve Board's aggressive easing actions triggered a rally in bonds, with the yield curve returning to a more normal shape from its inverted state at the beginning of the period. Short maturity securities were the prime beneficiaries of the Fed's actions as the two-year U.S. Treasury yield fell 1.6%, the five-year yield fell 0.9% and the 30-year yield was unchanged. Corporate bonds, especially the lower quality securities, performed strongly in the declining rate environment. Treasury Inflation Protection Securities (TIPS) also did well, outpacing comparable U.S. Treasuries by more than 200 basis points in the first quarter of 2001. In fact over the last six months, most non-Treasury sectors performed strongly.

Your fund was well-positioned to take advantage of these positive trends in the fixed income market. Significant allocations to corporate bonds and other non-Treasury sectors helped the Fund outperform its benchmark, the Merrill Lynch 1-3 Year Treasury Index, as Fed easing helped reduce concerns over corporate profitability trends and allowed for a general contraction in credit spreads. We maintained an average 51.9% allocation to the corporate sector during the period. Despite record corporate issuance, demand was strong as investors were attracted by generous yield spreads versus Treasuries.

In an environment where event risk and operating difficulties have turned A-rated credits into distressed credits or worse with unusual speed, issue-specific selection and rigorous credit review remain integral to our investment process.

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN LIMITED MATURITY BOND FUND(2,6)

                           INCEPTION DATE      SIX MONTH                  AVERAGE ANNUAL TOTAL
                                            PERIOD ENDED                               RETURNS(1)
                                                4/30/01(1)     1 YR(1)     5 YR          10 YR
INVESTOR CLASS                 06/09/1986         +5.94%      +9.99%      +5.65%         +5.84%
TRUST CLASS                    08/30/1993         +5.79%      +9.93%      +5.53%         +5.78%

The 30-day SEC yield of the Investor Class Shares was 5.41%, and the Trust Class Shares was 5.31%.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the Limited Maturity Bond Fund will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

Our weighting of Treasury Inflation Protected Securities (TIPS) increased to more than 5%, providing additional support to the Fund's returns as these issues outperformed regular Treasuries. We believe TIPS provide relatively cheap inflation protection and should be a core holding in any well-diversified fixed income portfolio.

Spreads on agencies (10.0% of the portfolio) contracted as the market's concerns diminished over proposed legislation that could remove government sponsorship. The Fund's exposure to mortgage-backed securities modestly dampened returns. Although this sector had a good absolute return, on a duration-adjusted basis mortgages underperformed Treasuries. However, we feel the mortgage sector has weathered the brunt of the refinancing wave and represents excellent value relative to Treasuries at this time. We closed the period with an 18.2% allocation to this high quality sector, down only modestly from the 21% allocation at the start of the period.

During the last six month period we maintained the portfolio's duration between
2.2 and 2.3 years, approximately 0.5 to 0.7 years longer than the benchmark duration. The longer duration in combination with our positioning on the yield curve have both been beneficial to the total return of the portfolio.

Looking ahead, we remain optimistic about the bond market as a whole. We continue to favor non-Treasury sectors as we still consider Treasuries to be expensive relative to other sectors. It is unclear whether the Fed is comfortable that the economy's recent slowdown was temporary or if we're in for a more sustained period of economic weakness. If the former, then the easing cycle may be near an end and we will have to become more defensive.

Whichever way the current scenario plays out over the next several months and into 2002, we expect to continue to benefit from our conservative management discipline, and we believe that limited maturity bonds continue to provide an excellent offset to equity volatility.


                                /s/ Ted Giuliano
                            /s/ Catherine Waterworth

                      TED GIULIANO AND CATHERINE WATERWORTH
                              PORTFOLIO CO-MANAGERS

HIGH YIELD BOND FUND Portfolio Commentary
-----------------------------------------

This reporting period was a good one for the high yield market and the Neuberger Berman High Yield Bond Fund. The Fund generated a 3.27% total return for the period, outperforming the 2.82% return of the Lehman High Yield Bond Index.

After a long period of weakness, the high yield market rebounded smartly in the past six months. January and February were particularly strong, although the market gave back some of its strength in March and April as investors grew wary about the telecommunications sector. Volatility within the high yield market also continued, with much of the turmoil in the weak telecom area. We reduced the Fund's already very selective exposure to telecom issues as many companies in this sector continued to be plagued by deteriorating fundamentals and funding pressure.

The Fund's strong performance in this reporting period stemmed from our fundamental orientation toward higher-quality credits. As economic concerns intensified, weaker credits bore the brunt of price declines in the high yield market, and the Fund was relatively insulated from these declines. The Fund remained highly diversified as well, thereby lessening the effect of the weakness and volatility in certain sectors of the market.

Inflows into high yield mutual funds supported the entire high yield market for much of the period. According to Lipper Inc., an estimated $4.5 billion flowed into high yield mutual funds in the first quarter of 2001, the highest quarterly inflow since the first quarter of 1998. The new issue market was also strong, with dozens of issues coming to market. If this pace were to continue, new issue volume would easily surpass the $50.2 billion of new bonds issued during all of 2000.

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN HIGH YIELD BOND FUND(2)

                                   INCEPTION DATE        SIX MONTH             1 YR(1) AVERAGE ANNUAL
                                                      PERIOD ENDED                       TOTAL RETURN(1)
                                                          4/30/01(1)
INVESTOR CLASS                         03/02/1998           +3.27%            +2.93%          -1.76%(3)


The 30-day SEC yield of the Investor Class Shares was 9.02%.

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

Volatility, especially among lower-rated credits, is likely to continue. Moody's reported default rate rose to 7.5% in April, up from 5.7% in December. In addition, company credit profiles continue to be weak, reflecting volatility in the stock market. In this uncertain environment, the Fund's conservative positioning among higher-rated bonds continued to help us outperform our benchmark.

We continue to focus on BB-/B+ issues in order to minimize exposure to the effects of a slowing economy, weaker corporate earnings and volatile credit spreads. We maintain allocations to those industries that we view as providing reasonable yield and total return prospects, such as gaming, energy, healthcare and select shipping issues -- while we continue to minimize exposure to weaker credits in these industries.

The portfolio's overall credit quality remained focused toward higher rated issues: The percentage of BB rated issues, at period end, increased to 45.2% from 35.4%, and B rated bonds accounted for a 40.7% allocation (down from 51.7%). The fund's period-end average duration of 4.1 years was little changed from the 4.2-year duration at October 31, 2000. Weighted average maturity was
6.2 years.

Despite five Federal Reserve Board rate cuts, including two surprise cuts during this reporting period, we believe that the high yield market will continue to experience some volatility and uncertainty for several months. We continue to believe that investing in the more conservative bonds within the high yield sector is a wise course. We also believe that the Fed actions will take at least six to nine months to stimulate significant recoveries from current market weakness, and until then, many of the weaker companies in the sector may continue to be vulnerable.

It is important to note, particularly during periods of equity market weakness, that the high yield bond market often does not mirror the performance of the key equity indexes. High yield bonds may underperform both the equities market and investment grade debt. However, during periods of equity market declines, it is also possible for high yield bonds to perform better than equities, even if the issuer companies in question are not growing. In the current environment, high yield corporate bonds may continue to perform well over the long term provided that companies have the cash flow to support interest and principal bond payments. That is but one reason we pay special attention to corporate cash flow.

In summary, we continue to believe that the yields in this sector should reward patient investors, and we remain optimistic about the market's prospects.

                                /s/ Ted Giuliano
                              /s/ Robert Franklin
                            /s/ Catherine Waterworth


             TED GIULIANO, ROBERT FRANKLIN, AND CATHERINE WATERWORTH
                              PORTFOLIO CO-MANAGERS

MUNICIPAL SECURITIES TRUST Portfolio Commentary
-----------------------------------------------

The municipal bond market faced some headwinds during this reporting period. Municipalities took advantage of falling interest rates by refinancing existing debt to lock in lower funding costs. In doing so, they prepared for potentially declining revenues that could follow from both slower economic growth and tax cuts. This refinancing resulted in a significant increase in new municipal bond issuance compared to the same period a year ago. These developments exerted negative pricing pressure on existing issues.

At the same time, the weakening economy and deteriorating equity market sent investors on a flight to quality that fueled demand for shorter-duration issues. Individual investors, seeing their wealth decline, shunned long-term bonds that they perceived to have little added benefit. We held shorter duration bonds in anticipation of continuing economic slowdown, positioning the portfolio to take advantage of a signal that the slowdown may be bottoming out. This positioning of the portfolio paid off, as the longer-term bonds demonstrated weakness in anticipation of weaker economic growth.

We remain highly focused on credit quality in consideration of continued concerns over the direction of the overall economy and region-specific issues. These include the troubles of energy providers in California, and mounting pressure on power and energy utilities in the Pacific Northwest. We had exited our California positions in advance of the period and the difficulties that ensued. However, we are watching California issues carefully, with an eye for potential opportunities.

Other clouds are on the horizon: The economic slowdown that was beginning to take hold at the end of the period is expected to effect the tax income and sales tax revenues of several states and local governments, reducing revenues from levels expected and budgeted a year ago.

The municipal securities market also exhibited some concern over the long-term trend for tax rates. Some observers believe that a reduction in the maximum Federal tax rate could hurt demand for municipal bonds, thus reducing the value of existing issues. While this is possible, we do not believe a tax rate cut would eliminate demand.


PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST(2)

                               INCEPTION DATE      SIX MONTH                              AVERAGE ANNUAL
                                                PERIOD ENDED                               TOTAL RETURNS(1)
                                                     4/30/01(1)       1 YR(1)        5 YR          10 YR
INVESTOR CLASS(8)                  07/09/1987          +4.08%        +9.38%         +5.26%         +5.62%

The 30-day SEC yield of the Municipal Securities Trust was 3.73% and the tax-equivalent yield was 6.18% for an investor in the highest federal income tax bracket.

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

However, tax reform, including the potential elimination of the estate tax, could have a negative impact on the revenues of states and municipalities. The possibility of such actions provides further cause for us to emphasize our already cautious approach to credit analysis.

As of April 30, the portfolio composition was as follows: revenue bonds 53.6% (down from 57.3% on Oct. 31, 2000), general obligation bonds 41.0% (up from 36.6%), pre-refunded/escrowed bonds 3.7% and cash/cash equivalents 1.7%. These period-end statistics reflect a conservative shift in the allocation. Within the revenue bond allocation, we continue to favor essential service issuers (water, sewer, etc.) over those issuers that possess more operating risk, such as healthcare. At period-end, the portfolio's weighted average maturity decreased to 8.0 years from 8.3 years on October 31, 2000. Weighted average duration decreased to 6.3 years as the municipal yield curve steepened and the maturation of existing issues and cash build resulted in a rolling down of the yield curve.

Despite recent Federal Reserve Board cuts, we believe that the municipal market could tread water for several months. Investor skittishness, credit quality and the resulting potential for volatility and uncertainty remain concerns. We believe that continuing to invest in the more conservative municipal bonds is a wise course. In our opinion, tax and other municipal revenues will decline due to the weakening economy, among other factors.

We also believe that the Fed actions will take at least six to nine months to stimulate a significant recovery. Until then, credit quality remains at risk.

We are holding cash as bonds mature, in anticipation of increases in unemployment or signals of further deterioration in economic conditions. Until then, existing yields in the portfolio should reward patient investors. We remain optimistic about the market's long-term future prospects.


                                /s/ Ted Giuliano
                               /s/ Thomas Brophy
                               /s/ Kelly Landron

                         TED GIULIANO, THOMAS BROPHY AND
                                  KELLY LANDRON
                              PORTFOLIO CO-MANAGERS

MUNICIPAL MONEY FUND Portfolio Commentary
-----------------------------------------

In this reporting period, the weakening economy and deteriorating equity market caused a flight to quality that fueled demand for shorter-duration issues and resulted in a steepening yield curve. As rates declined, the short end of the yield curve inverted in end of March, providing some tax-free commercial paper at 3.5% to 4.0%. This was advantageous to cash investors, particularly those who favored maturities of less than six months.

Credit concerns continued, tied to expectations of reduced tax revenues as a result of the weakening economy. Investors in high quality municipal paper and variable rate demand notes were able to avoid the ensuing volatility and keep returns above the declining short-term market rates.

In the municipal market, the short end of the yield curve remained inverted through March, with rates as much as 25 to 50 basis points higher for weekly and one-month issues than for one-year paper. With rates of 4.5%, short municipal securities were for a brief time paying more than taxable issues. This was a particularly rewarding period for investors in short-term municipal securities.

We positioned the Fund with an average weighted maturity of 42.3 days at the outset of the period, going as high as 61.4 days to lock in higher rates. However, we allowed maturities to roll down as the period progressed, selectively buying longer maturities to retain above-market yields.

Over the course of the period, the Fund's weighted average maturity decreased to
34.2 days as of April 30. At the end of the period, the Fund's largest allocations were: 64.8% in variable rate demand notes, 13.0% in pre-refunded/escrowed issues, 12.4% in tax-exempt commercial paper, 3.8% in municipal notes, 2.8% in general obligation bonds and 2.6% in revenue bonds.

As of April 30, 2001, the Fund had a 3.59% 7-day current yield and a 3.65% 7-day effective yield. These could be translated into tax-equivalent yields of 5.94% and 6.12%, respectively, for an investor in the highest federal income tax bracket. In our view, these yields represent extremely attractive real rates of return (yield above the prevailing inflation rate) for municipal money market funds.

                                /s/ Ted Giuliano
                               /s/ Thomas Brophy
                               /s/ Kelly Landron

                        TED GIULIANO, THOMAS BROPHY, AND
                                  KELLY LANDRON
                              PORTFOLIO CO-MANAGERS

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN MUNICIPAL MONEY FUND(7)

                                                             FOR THE 7 DAYS ENDED 4/30/01
                                                                           TAX-EQUIVALENT
                           CURRENT YIELD(4)    EFFECTIVE YIELD(4)         EFFECTIVE YIELD(4)
INVESTOR CLASS(5,8)                 3.59%                 3.65%                      6.12%

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

CASH RESERVES Portfolio Commentary
----------------------------------

This reporting period was an unusually eventful time in the money markets. Throughout most of 2000, the Federal Reserve Board had maintained an inflation watch with a bias toward raising interest rates. At their December 19 meeting, however, they shifted their bias to staving off economic weakness through interest rate cuts. That continued through April, reversing the shape of the yield curve as short rates dropped 100 to 200 basis points while 30-year bond rates rose modestly. Two surprise rate cuts, in January and April, highlighted the very determined policy of the Fed to dramatically increase the money supply.

Before the shift, the weakening economy and deteriorating equity market had caused a flight to quality that fueled demand for shorter-duration issues and steepened the long-term yield curve. The short end of the yield curve had inverted, with yields in three-month maturities rising to nearly 5.9%. This benefited cash investors, particularly those who favored maturities of less than six months. Credit concerns continued, as even blue chip companies experienced earnings and cash flow problems, and yields on their commercial paper rose by as much as 50 or 75 basis points. Investors in high quality government and commercial paper tended to avoid the ensuing volatility and kept returns above the declining short-term market rates.

When the Federal Reserve Board signaled a change in bias, we immediately bought six-month securities, locking in rates that temporarily sheltered the portfolio from rate declines as the inverted short end of the yield curve reverted to its normal shape. As those securities mature, yields on this portfolio will exhibit an inevitable decline.

We also concentrated in commercial paper, which paid a significant premium over government and other sectors, but we maintained meticulous control on quality of issues. Commercial paper rose from 77.7% of the portfolio on October 31, 2000, to a peak of 80.6% in January before falling to 72.3%. In March and April, government agency securities offered similar rates to corporate debt and rose to 8.2% of the portfolio.

As of April 30, 2001, Cash Reserves had a 4.54% 7-day current yield and a 4.64% 7-day effective yield. In our view, these yields represent extremely attractive real rates of return (yield above the prevailing inflation rate) for money market funds.

                                /s/ Ted Giuliano
                             /s/ Josephine Mahaney

                       TED GIULIANO AND JOSEPHINE MAHANEY
                              PORTFOLIO CO-MANAGERS

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN CASH RESERVES(2,5)

                                                                   FOR THE 7 DAYS ENDED 4/30/01
                              INCEPTION DATE   CURRENT YIELD(4)                 EFFECTIVE YIELD(4)
INVESTOR CLASS(5)                 04/12/1988            4.54%                              4.64%

GOVERNMENT MONEY FUND Portfolio Commentary
------------------------------------------

The Federal Reserve Board was unusually active during this reporting period. Throughout most of 2000, the Federal Reserve Board had maintained an inflation watch with a bias toward raising interest rates. At their December 19 meeting, however, they shifted their bias to staving off economic weakness through interest rate cuts. That continued through April, reversing the shape of the yield curve as short rates dropped 100 to 200 basis points while 30-year bond rates rose modestly. Two surprise rate cuts, in January and April, highlighted the very determined policy of the Fed to dramatically increase the money supply.

Before the shift, the weakening economy and deteriorating equity market caused a flight to quality that fueled demand for shorter-duration issues and steepened the long-term yield curve. The short end of the yield curve had previously inverted, with yields in three-month maturities rising to nearly 5.9%. This benefited cash investors, particularly those who favored maturities of less than six months.

When the Federal Reserve Board signaled a change in bias, we immediately bought six-month securities, locking in rates that temporarily sheltered the portfolio from rate declines as the inverted short end of the yield curve reverted to its normal shape. As those securities mature, yields on this portfolio will exhibit an inevitable decline.

Our Fund also benefited significantly from a change to its guidelines in February, allowing us to purchase U.S. government agency securities for the first time. As higher-yield Treasuries matured, we rolled these positions into higher-yielding U.S. agency securities, which throughout the period offered yields at as much of a premium to Treasuries as commercial paper. Thus, in March, government agencies accounted for 53.9% of the portfolio and in April, for 74.8%.

As of April 30, 2001, Government Money Fund had a 4.48% 7-day current yield and a 4.58% 7-day effective yield. In our view, these yields represent extremely attractive real rates of return (yield above the prevailing inflation rate) for government money market funds.

                                /s/ Ted Giuliano
                             /s/ Josephine Mahaney

                       TED GIULIANO AND JOSEPHINE MAHANEY
                              PORTFOLIO CO-MANAGERS

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN GOVERNMENT MONEY FUND(5)

                                                                FOR THE 7 DAYS ENDED 4/30/01
                            INCEPTION DATE   CURRENT YIELD(4)                EFFECTIVE YIELD(4)
INVESTOR CLASS(5)               11/14/1983            4.48%                             4.58%

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

ENDNOTES

          1 One-year and average annual total returns are for the periods ended April 30, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

          2 Neuberger Berman Management Inc. ("Management") voluntarily bears certain operating expenses in excess of 0.70% of the average daily net assets per annum of Neuberger Berman Limited Maturity Bond Fund Investor Class ("Limited Maturity Investor Class") and 0.80% of the average daily net assets per annum of Neuberger Berman Limited Maturity Bond Fund Trust Class ("Limited Maturity Trust Class"), 1.00% of the average daily net assets per annum of Neuberger Berman High Yield Bond Fund ("High Yield"), 0.65% of the average daily net assets per annum of Neuberger Berman Cash Reserves ("Cash Reserves") and 0.65% of the average daily net assets per annum of Neuberger Berman Municipal Securities Trust. These arrangements can be terminated upon 60 days' prior written notice to the appropriate fund. For the six months ended April 30, 2001, there was no reimbursement of expenses by Management to Cash Reserves. Absent such reimbursements, the total returns for Limited Maturity Investor Class, Trust Class, and High Yield for the above stated periods would have been less.

          3    From inception.

          4 "Current yield" refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is no guarantee of future results.

          5 An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. The return on an investment in Neuberger Berman Government Money Fund, Neuberger Berman Municipal Money Fund, and Cash Reserves will fluctuate.

          6 Performance prior to August 1993 is for the Investor Class, which has lower expenses and typically higher returns than the Trust Class. In addition, Neuberger Berman Management Inc. ("Management") caps the Trust Class expenses. Absent such arrangement, which is subject to change, the 30-day yield would have been less.

          7 Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after Federal taxes at the highest Federal tax rate, currently 39.6%, assuming that all of the Fund's income is exempt from Federal income taxes.

          8 A portion of the income of Municipal Money and Municipal Securities Trust may be subject to the Federal alternative minimum tax for certain investors.

SCHEDULE OF INVESTMENTS Cash Reserves
-------------------------------------

PRINCIPAL AMOUNT                                                                    RATING                      VALUE(1)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
U.S. GOVERNMENT AGENCY SECURITIES (8.2%)
$   20,000  Fannie Mae, Disc. Notes, 4.52%, due 9/13/01                       AGY           AGY          $     19,661
   100,000  Fannie Mae, Disc. Notes, 4.33%, due 9/27/01                       AGY           AGY                98,208
    15,000  Freddie Mac, Disc. Notes, 4.58%, due 7/11/01                      AGY           AGY                14,865
    30,000  Freddie Mac, Disc. Notes, 4.53%, due 9/13/01                      AGY           AGY                29,490
                                                                                                         ------------
            TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                           162,224
                                                                                                         ------------
ASSET-BACKED COMMERCIAL PAPER (18.6%)
    65,000  Asset Securitization Cooperative Corp., 4.95% - 5.05%,
            due 5/3/01 - 5/7/01                                               P-1          A-1+                64,968
    55,000  Corporate Asset Funding Corp., 4.83% & 5.23%,
            due 5/9/01 & 5/22/01                                              P-1          A-1+                54,895
    25,000  Corporate Receivables Corp., 4.84%, due 5/25/01                   P-1          A-1+                24,919
    12,546  Enterprise Funding Corp., 4.21% & 5.05%,
            due 5/31/01 & 7/25/01                                             P-1          A-1+                12,465
    45,000  Govco, Inc., 4.22% & 5.23%, due 5/22/01 & 7/26/01                 P-1          A-1+                44,687
    30,050  Monte Rosa Capital Corp., 4.42% & 5.00%,
            due 5/2/01 & 5/25/01                                              P-1          A-1+                29,992
    29,695  Preferred Receivables Funding Corp., 4.47% - 5.04%,
            due 5/16/01 - 6/5/01                                              P-1          A-1+                29,587
    50,000  Receivables Capital Corp., 4.42% & 4.96%,
            due 5/10/01 & 5/25/01                                             P-1          A-1+                49,895
    25,000  Surrey Funding Corp., 5.07%, due 5/10/01                          P-1          A-1+                24,968
    32,000  Windmill Funding Corp., 4.44% & 4.48%, due 5/1/01 & 5/16/01       P-1          A-1+                31,969
                                                                                                         ------------
            TOTAL ASSET-BACKED COMMERCIAL PAPER                                                               368,345
                                                                                                         ------------
CORPORATE COMMERCIAL PAPER (53.4%)
    30,000  Abbott Laboratories, 4.40%, due 5/17/01                           P-1          A-1+                29,941
    20,000  AIG Funding, Inc., 4.42%, due 5/18/01                             P-1          A-1+                19,958
    65,000  Anheuser-Busch Cos., Inc., 4.20% & 4.63%,
            due 5/1/01 & 7/24/01                                              P-1           A-1                64,755
    25,000  ANZ (Delaware), Inc., 4.23%, due 7/25/01                          P-1          A-1+                24,750
    41,400  AWB (Finance) Ltd., 4.50% - 5.20%, due 5/9/01 - 6/12/01           P-1          A-1+                41,242
    20,000  Barclays U.S. Funding Corp., 4.46%, due 5/15/01                   P-1          A-1+                19,965
    42,500  Canadian Wheat Board, Canada, 4.20% & 6.26%,
            due 5/7/01 & 7/25/01                                              P-1          A-1+                42,296
    50,000  Deutsche Bank Financial, Inc., 6.05%, due 5/21/01                 P-1          A-1+                49,832
    24,500  Diageo Capital PLC, 6.265%, due 5/4/01                            P-1           A-1                24,487
     3,000  Dow Jones & Co., Inc., 6.31%, due 6/1/01                          P-1          A-1+                 2,984
    25,000  Eksportfinans ASA, 4.42%, due 5/23/01                             P-1          A-1+                24,932
    12,500  Electricite de France, 4.22%, due 7/20/01                         P-1          A-1+                12,383
    50,000  Exxon Mobil Corp., 4.65%, due 5/1/01                              P-1          A-1+                50,000
    60,000  General Electric Capital Corp., 4.43% - 6.24%,
            due 5/10/01 - 9/17/01                                             P-1          A-1+                59,752
    77,000  Goldman Sachs Group, L.P., 4.52% - 6.20%,
            due 5/1/01 - 8/13/01                                              P-1          A-1+                76,847
    50,000  Halifax PLC, 4.22%, due 7/20/01                                   P-1          A-1+                49,531
    14,000  ING America Insurance Holdings, Inc., 4.60%, due 8/13/01          P-1          A-1+                13,814
    25,500  International Lease Finance Corp., 4.23%, due 7/20/01             P-1          A-1+                25,260
    15,000  J.P. Morgan Chase & Co., 5.03%, due 5/1/01                        P-1          A-1+                15,000
    34,500  KFW International Finance, Inc., 4.50% - 6.30%,
            due 5/2/01 - 9/11/01                                              P-1          A-1+                34,372
    60,000  Lloyd's Bank PLC, 4.75% & 6.26%, due 5/8/01 & 6/11/01             P-1          A-1+                59,822

See Notes to Schedule of Investments

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS Cash Reserves cont'd
--------------------------------------------

PRINCIPAL AMOUNT                                                                    RATING                      VALUE(1)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
$   25,000  McGraw-Hill Cos., 5.75%, due 7/12/01                              P-1           A-1          $     24,713
    15,000  Morgan Stanley Dean Witter, 5.00%, due 5/10/01                    P-1          A-1+                14,981
    25,000  National Australia Funding Delaware, Inc., 5.15%, due 5/23/01     P-1          A-1+                24,921
    10,000  Paccar Financial Corp., 5.17%, due 5/24/01                        P-1          A-1+                 9,967
    45,000  Panasonic Finance (America), 4.65% & 5.00%, due 5/1/01            P-1          A-1+                45,000
    30,000  Park Avenue Recreation Corp., 4.75%, due 6/1/01                   P-1           A-1                29,877
    54,090  Quincy Capital Corp., 4.47% & 4.96%, due 5/11/01 & 5/23/01        P-1          A-1+                53,982
    10,000  Sony Capital Corp., 4.67%, due 5/1/01                             P-1           A-1                10,000
    27,000  Swedish Export Credit Corp., 4.58%, due 5/4/01                    P-1          A-1+                26,990
    25,000  Toyota Motor Credit Corp., 4.95%, due 5/10/01                     P-1          A-1+                24,969
    12,000  USAA Capital Corp., 4.40%, due 5/17/01                            P-1          A-1+                11,977
    22,000  Washington Post Co., 4.68% & 6.31%, due 5/18/01 & 6/18/01         P-1          A-1+                21,886
    13,000  Westpac Capital Corp., 4.70%, due 7/9/01                          P-1          A-1+                12,883
                                                                                                         ------------
            TOTAL CORPORATE COMMERCIAL PAPER                                                                1,054,069
                                                                                                         ------------
TAXABLE REVENUE BONDS (2.5%)
    30,100  Florida Housing Finance Corp., Rev. Bonds, Ser. 1999 A,
            4.55%, VRDN due 1/1/44                                           VMIG1         A-1+                30,100
    11,465  Health Institute of Indiana, Inc., Loan Program Notes, Ser. A,
            4.52%, VRDN due 10/1/28                                           P-1           A-1                11,465
     7,000  Rhode Island St. Student Loan Au. Student Loan Rev., Ser. 4,
            4.60%, VRDN due 12/1/34                                          VMIG1                              7,000
                                                                                                         ------------
            TOTAL TAXABLE REVENUE BONDS                                                                        48,565
                                                                                                         ------------
ASSET-BACKED SECURITIES (3.8%)
     5,360  Ford Credit Auto Owner Trust, 2000-G, 6.688%, due 8/15/01         P-1          A-1+                 5,362
    22,203  Ford Credit Auto Owner Trust, 2001-A, 5.494%, due 10/15/01        P-1          A-1+                22,209
     7,234  Honda Auto Receivables Owner Trust, 2000-1, 6.711%,
            due 11/15/01                                                      P-1          A-1+                 7,243
    13,417  Honda Auto Receivables Owner Trust, 2001-1, 5.27%,
            due 3/18/02                                                       P-1          A-1+                13,417
     3,619  Nissan Auto Receivables Owner Trust, 2000-C, 6.70%,
            due 11/15/01                                                      P-1          A-1+                 3,619
     6,175  Nissan Auto Receivables Owner Trust, 2001-A, 5.52%,
            due 1/15/02                                                       P-1          A-1+                 6,177
    16,500  Nissan Auto Receivables Owner Trust, 2001-B, 4.74%,
            due 5/15/02                                                       P-1          A-1+                16,500
                                                                                                         ------------
            TOTAL ASSET-BACKED SECURITIES                                                                      74,527
                                                                                                         ------------
CERTIFICATES OF DEPOSIT (7.3%)
    39,500  ABN Amro Bank, Yankee CD, 6.00%, due 5/4/01                       P-1          A-1+                39,500
    20,000  Canadian Imperial Bank of Commerce, Yankee CD, 6.545%,
            due 5/31/01                                                       P-1          A-1+                20,000
    20,000  Dresdner Bank AG, Yankee CD, 4.30%, due 7/20/01                   P-1          A-1+                20,002
    25,000  Rabobank Nederland, Yankee CD, 4.75%, due 6/21/01                 P-1          A-1+                25,001
    15,000  Toronto-Dominion Bank, Yankee CD, 6.33%, due 6/11/01              P-1          A-1+                15,000
    25,000  Westdeutsche Landesbank Girozentrale, Yankee CD, 4.22%,
            due 8/20/01                                                       P-1          A-1+                25,000
                                                                                                         ------------
            TOTAL CERTIFICATES OF DEPOSIT                                                                     144,503
                                                                                                         ------------
CORPORATE DEBT SECURITIES (0.3%)
     7,000  Merrill Lynch & Co., Inc., Medium-Term Notes, 5.52%, due 5/8/01   P-1          A-1+                 7,000
                                                                                                         ------------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Cash Reserves cont'd
--------------------------------------------

PRINCIPAL AMOUNT                                                                    RATING                      VALUE(1)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
TIME DEPOSITS (1.2%)
$   24,126  Danske Bank, 4.688%, due 5/1/01                                   P-1           A-1          $     24,126
                                                                                                         ------------
FUNDING AGREEMENTS (4.6%)
    35,000  Hartford Life Insurance Co., Variable Rate Funding Agreement,
            4.4738%, expiring 7/31/01                                         P-1           A-1                35,000
    55,000  Travelers Insurance Co., Variable Rate Funding Agreement,
            4.1425% & 4.4738%, expiring 2/12/02 & 3/18/02                     P-1          A-1+                55,000
                                                                                                         ------------
            TOTAL FUNDING AGREEMENTS                                                                           90,000
                                                                                                         ------------

            TOTAL INVESTMENTS (99.9%)                                                                       1,973,359

            Cash, receivables and other assets, less liabilities (0.1%)                                         1,365
                                                                                                         ------------

            TOTAL NET ASSETS (100.0%)                                                                      $1,974,724
                                                                                                         ------------

See Notes to Schedule of Investments

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS Government Money Fund
---------------------------------------------

PRINCIPAL AMOUNT                                                                                                VALUE(1)
(000's omitted)                                                                                       (000's omitted)
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT (25.5%)
   $27,000  U.S. Treasury Bills, 4.87% - 5.58%, due 5/24/01                                              $     26,911
     8,050  U.S. Treasury Bills, 5.86% - 5.89%, due 5/31/01                                                     8,011
    22,519  U.S. Treasury Bills, 5.61% - 5.81%, due 6/7/01                                                     22,386
     1,489  U.S. Treasury Bills, 4.61% & 4.68%, due 7/26/01                                                     1,473
    20,000  U.S. Treasury Notes, 5.25%, due 5/31/01                                                            19,986
                                                                                                         ------------
            TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL                                                  78,767
                                                                                                         ------------
            FAITH AND CREDIT OF THE U.S. GOVERNMENT

U.S. GOVERNMENT AGENCY SECURITIES (73.5%)
    15,000  Federal Farm Credit Bank, 5.15%, due 5/3/01                                                        14,996
     5,000  Federal Farm Credit Bank, 4.32%, due 5/10/01                                                        4,995
     5,000  Federal Farm Credit Bank, 4.57%, due 6/11/01                                                        4,974
    15,000  Federal Farm Credit Bank, 4.72%, due 8/22/01                                                       14,778
     5,000  Federal Farm Credit Bank, 5.25%, due 5/1/02                                                         5,052
    30,700  Federal Home Loan Bank, 5.15% & 5.18%, due 5/11/01                                                 30,656
    26,200  Federal Home Loan Bank, 5.17%, due 5/16/01                                                         26,143
    21,000  Federal Home Loan Bank, 4.58% - 4.85%, due 6/6/01                                                  20,901
    18,125  Federal Home Loan Bank, 4.22% & 4.62%, due 6/8/01                                                  18,043
     5,000  Federal Home Loan Bank, 4.64%, due 6/13/01                                                          4,972
    13,000  Federal Home Loan Bank, 4.58% & 4.60%, due 6/20/01                                                 12,917
    10,000  Federal Home Loan Bank, 4.60%, due 6/29/01                                                          9,925
     5,000  Federal Home Loan Bank, 4.50%, due 7/5/01                                                           4,959
     5,000  Federal Home Loan Bank, 4.13%, due 7/6/01                                                           4,962
     5,000  Federal Home Loan Bank, 4.54%, due 7/13/01                                                          4,954
    10,000  Federal Home Loan Bank, 4.92%, due 8/1/01                                                           9,874
    20,000  Federal Home Loan Bank, 4.60%, due 8/24/01                                                         19,706
    10,000  Federal Home Loan Bank, 4.57%, due 8/31/01                                                          9,845
     5,000  Federal Home Loan Bank, 4.01%, due 10/12/01                                                         4,909
                                                                                                         ------------
            TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                           227,561
                                                                                                         ------------

REPURCHASE AGREEMENTS (1.1%)
     3,282  State Street Bank and Trust Co. Repurchase Agreement, 4.57%, due
            5/1/01, dated 4/30/01, Maturity Value $3,282,417, Collateralized by $3,375,000 Fannie Mae, Medium-Term Notes, 5.10%, due 4/25/03
            (Collateral Value $3,383,438)                                                                       3,282
                                                                                                         ------------

            TOTAL INVESTMENTS (100.1%)                                                                        309,610

            Liabilities, less cash, receivables and other assets [(0.1%)]                                       (241)

                                                                                                         ------------
            TOTAL NET ASSETS (100.0%)                                                                        $309,369
                                                                                                         ------------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS High Yield Bond Fund
--------------------------------------------

PRINCIPAL AMOUNT                                                                    RATING                      VALUE(2)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
MORTGAGE-BACKED SECURITIES (8.4%)
$      490  GE Capital Mortgage Services, Inc., REMIC Pass-Through
            Certificates, Ser. 1999-11, Class B3, 6.50%, due 7/25/29           BB(3)                     $        379(4)
       747  Morgan Stanley Capital I Inc., Commercial Mortgage
            Pass-Through Certificates, Ser. 1998-HF2, Class G, 6.01%,
            due 11/15/30                                                       BB(3)                              563(4)
       649  Wells Fargo, Mortgage Pass-Through Certificates,
            Ser. 2001-3, Class B4, 7.00%, due 2/25/31                          BB(3)                              503(4)
                                                                                                         ------------
            TOTAL MORTGAGE-BACKED SECURITIES (COST $1,345)                                                      1,445
                                                                                                         ------------
CORPORATE DEBT SECURITIES (82.2%)
       125  Acetex Corp., Guaranteed Notes, 9.75%, due 10/1/03                 B3            B+                   121
       250  AK Steel Corp., Senior Notes, 7.875%, due 2/15/09                 Ba2            BB                   238
       100  Allied Waste North America, Inc., Guaranteed Senior
            Subordinated Notes, Ser. B, 7.875%, due 1/1/09                    Ba3           BB-                    98
       250  Allied Waste North America, Inc., Senior
            Subordinated Notes, Ser. B, 10.00%, due 8/1/09                     B2            B+                   259
       160  AMERCO, Senior Notes, 8.80%, due 2/4/05                           Ba1           BBB                   159
       100  American Cellular Corp., Senior Subordinated Notes,
            9.50%, due 10/15/09                                                B2             B                    97(4)
       150  American Standard, Inc., Senior Notes, 7.375%, due 4/15/05        Ba2           BB+                   149
       100  American Tower Corp., Senior Notes, 9.375%, due 2/1/09             B3             B                   100(4)
       105  Amkor Technology, Inc., Senior Notes, 9.25%, due 5/1/06           Ba3           BB-                   100
       200  Amkor Technology, Inc., Senior Notes, 9.25%, due 2/15/08          Ba3           BB-                   190(4)
       100  Anixter, Inc., Notes, 8.00%, due 9/15/03                          Ba1          BBB-                   103
       150  Atlas Air, Inc., Senior Notes, 9.375%, due 11/15/06                B1             B                   144
       113  BE Aerospace, Senior Subordinated Notes, 9.50%, due 11/1/08        B2             B                   116
       210  Beckman Coulter, Inc., Senior Notes, 7.45%, due 3/4/08            Ba1(5)        BB+(5)                 205
       250  Bulong Operations Ltd., Senior Secured Notes, 12.50%,
            due 12/15/08                                                       Ca             D                     5(6)
       300  Calpine Corp., Senior Notes, 8.625%, due 8/15/10                  Ba1           BB+                   301
       150  Canandaigua Brands, Inc., Senior Subordinated Notes, 8.50%,
            due 3/1/09                                                         B1            B+                   151
       175  Charter Communications Holdings, LLC, Senior Notes, 8.625%,
            due 4/1/09                                                         B2            B+                   170
        50  Chesapeake Energy Corp., Senior Notes, 8.125%, due 4/1/11          B2            B+                    49(4)
       300  Conseco, Inc., Notes, 8.50%, due 10/15/02                          B1           BB-                   295
       150  Constellation Brands, Inc., Senior Notes, 8.00%, due 2/15/08      Ba2            BB                   153(4)
       100  Core-Mark International, Inc., Senior Subordinated Notes,
            11.375%, due 9/15/03                                               B3             B                    95
        30  Crown Castle International Corp., Senior Step Up Notes,
            Yielding 11.238%, due 5/15/11                                      B3             B                    22
        70  Crown Castle International Corp., Senior Notes, 10.75%,
            due 8/1/11                                                         B3             B                    75
       100  CSC Holdings, Inc., Senior Subordinated Notes, 9.25%,
            due 11/1/05                                                       Ba3           BB-                   103
        50  Del Webb Corp., Senior Subordinated Debentures, 10.25%,
            due 2/15/10                                                        B2            B-                    49
       100  Delco Remy International, Inc., Senior Subordinated Notes,
            10.625%, due 8/1/06                                                B2             B                   100
       500  Diamond Brands, Inc., Senior Step Up Debentures, Yielding
            12.875%, due 4/15/09                                                C             D                    10(6)

See Notes to Schedule of Investments

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS High Yield Bond Fund cont'd
---------------------------------------------------

PRINCIPAL AMOUNT                                                                    RATING                      VALUE(2)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
$      150  Dura Operating Corp., Senior Subordinated Notes, 9.00%,
            due 5/1/09                                                         B2             B          $        139
       300  Eletson Holdings, First Pref. Mortgage Notes, 9.25%,
            due 11/15/03                                                      Ba3           BB-                   301
       200  Exodus Communications, Inc., Senior Notes, 10.75%,
            due 12/15/09                                                       B3             B                   152
       200  Falcon Products, Inc., Senior Subordinated Notes, 11.375%,
            due 6/15/09                                                        B3             B                   191
        75  Fibermark, Inc., Senior Notes, 10.75%, due 4/15/11                 B1           BB-                    76(4)
       150  Fisher Scientific International, Inc., Senior Subordinated Notes,
            9.00%, due 2/1/08                                                  B3            B-                   151
       100  Flextronics International Ltd., Senior Subordinated Notes,
            9.875%, due 7/1/10                                                Ba3           BB-                   100
       250  Gearbulk Holding Ltd., Senior Notes, 11.25%, due 12/1/04           B1            B+                   250
       250  Global Crossing Holdings Ltd., Senior Notes, 9.50%,
            due 11/15/09                                                      Ba2            BB                   232
       190  Great Central Mines Ltd., Senior Notes, 8.875%, due 4/1/08        Ba2           BB+                   148
       200  Grupo Elektra S.A. de C.V., Senior Notes, 12.00%, due 4/1/08       B1            B+                   184
       210  Grupo Iusacell S.A. de C.V., Senior Notes, 14.25%, due 12/1/06     B1            B+                   218
       300  HCA-The Healthcare Co., Senior Notes, 7.875%, due 2/1/11          Ba1(7)        BB+(7)                305
       175  ICN Pharmaceuticals, Inc., Senior Notes, Ser. B, 9.25%,
            due 8/15/05                                                       Ba3            BB                   179
       100  Intercel, Inc., Senior Step Up Notes, Yielding 11.982%,
            due 2/1/06                                                         B2             B                   103
       100  International Shipholding Corp., Senior Notes, 9.00%,
            due 7/1/03                                                        Ba3            BB                   100
       100  International Shipholding Corp., Senior Notes, Ser. B, 7.75%,
            due 10/15/07                                                      Ba3            BB                    93
       100  International Wire Group, Inc., Senior Subordinated Notes,
            Ser. B, 11.75%, due 6/1/05                                         B3            B-                   100
        50  Iron Mountain, Inc., Guaranteed Senior Notes, 8.625%,
            due 4/1/13                                                         B2             B                    50
        50  Jupiters Ltd., Guaranteed Senior Subordinated Notes, 8.50%,
            due 3/1/06                                                        Ba2           BB+                    50
        85  K&F Industries, Inc., Senior Subordinated Notes, 9.25%,
            due 10/15/07                                                       B3            B-                    87
       200  KB Home, Senior Subordinated Notes, 9.50%, due 2/15/11             B1           BB-                   200
       350  L-3 Communications Corp., Guaranteed Senior Subordinated
            Notes, Ser. B, 8.00%, due 8/1/08                                   B2            B+                   349
       150  Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%,
            due 5/15/05                                                       Ba1           BB+                   150
       150  Level 3 Communications, Inc., Senior Notes, 9.125%,
            due 5/1/08                                                         B3             B                    97
       100  Levi Strauss & Co., Notes, 6.80%, due 11/1/03                     Ba3           BB-                    93
        98  Loomis Fargo & Co., Senior Subordinated Notes, 10.00%,
            due 1/15/04                                                        B3             B                    98
       125  Lyondell Chemical Co., Senior Secured Notes, Ser. B, 9.875%,
             due 5/1/07                                                       Ba3            BB                   129
       100  M.D.C. Holdings, Inc., Senior Notes, 8.375%, due 2/1/08           Ba2(7)         BB(7)                102
       250  McLeodUSA, Inc., Senior Notes, 8.125%, due 2/15/09                 B1            B+                   193
       250  Meristar Hospitality Corp., Senior Notes, 9.00%, due 1/15/08      Ba2           BB-                   251(4)
       170  Methanex Corp., Notes, 7.40%, due 8/15/02                         Ba1          BBB-                   168
       100  Methanex Corp., Notes, 7.75%, due 8/15/05                         Ba1          BBB-                    98

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS High Yield Bond Fund cont'd

PRINCIPAL AMOUNT                                                                    RATING                      VALUE(2)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
$      140  Metromedia Fiber Network, Inc., Senior Notes, 10.00%,
            due 12/15/09                                                       B2            B+          $         91
       210  Microcell Telecommunications, Senior Step Up Notes, Yielding
            11.4225%, due 6/1/06                                               B3                                 176
       150  Mohegan Tribal Gaming Authority, Senior Notes, 8.125%,
            due 1/1/06                                                        Ba2            BB                   153
       100  Moog, Inc., Senior Subordinated Notes, Ser. B, 10.00%,
            due 5/1/06                                                         B1             B                   102
       150  Motors and Gears, Inc., Senior Notes, Ser. B, 10.75%,
            due 11/15/06                                                       B3             B                   149
       150  Newport News Shipbuilding, Inc., Senior Notes, 8.625%,
            due 12/1/06                                                       Ba1            BB                   159
       120  Nextel Communications, Senior Notes, 9.375%, due 11/15/09          B1             B                    99
       130  Nextlink Communications, Inc., Senior Notes, 10.75%,
            due 6/1/09                                                         B2             B                    64
       100  Nortek, Inc., Senior Notes, Ser. B, 9.125%, due 9/1/07             B1            B+                    97
       200  NTL, Inc., Senior Notes, Ser. B, 10.00%, due 2/15/07               B2             B                   164
       100  Omnicare, Inc., Senior Subordinated Notes, 8.125%,
            due 3/15/11                                                       Ba2           BB+                   102(4)
       200  Pacific Gas & Electric, Senior Notes, Ser. 92-A, 7.875%,
            due 3/1/02                                                         B3           CCC                   182
       300  Park Place Entertainment Corp., Senior Subordinated Notes,
            7.875%, due 12/15/05                                              Ba2           BB+                   301
       100  Pierce Leahy Command Co., Senior Notes, 8.125%,
            due 5/15/08                                                        B2             B                    99
       176  Pinnacle Holdings, Inc., Senior Step Up Notes, Yielding
            14.176%, due 3/15/08                                               B3             B                   106
        85  Printpack, Inc., Senior Subordinated Notes, Ser. B, 10.625%,
            due 8/15/06                                                        B3             B                    85
        75  Rogers Wireless, Inc., Senior Secured Notes, 9.625%,
            due 5/1/11                                                       Baa3           BB+                    76(4)
       250  Rural Cellular Corp., Senior Subordinated Notes, Ser. B,
            9.625%, due 5/15/08                                                B3            B-                   227
       100  Salton, Inc., Guaranteed Senior Subordinated Notes,
            10.75%, due 12/15/05                                               B2             B                    97
       100  Scotts Co., Guaranteed Senior Subordinated Notes,
            8.625%, due 1/15/09                                                B2            B+                   102
       210  Seagull Energy Corp., Senior Subordinated Notes,
            8.625%, due 8/1/05                                                Ba1           BB+                   213
       100  Sequa Corp., Senior Notes, 9.00%, due 8/1/09                      Ba2            BB                   102
       250  Station Casinos, Inc., Senior Subordinated Notes,
            8.875%, due 12/1/08                                                B1            B+                   252
       100  Stena AB, Senior Notes, 10.50%, due 12/15/05                      Ba3           BB-                    98
       320  Sun Healthcare Group, Inc., Senior Subordinated Notes,
            9.375%, due 5/1/08                                                  D             D                     2(4)(6)
       150  Swift Energy Co., Senior Subordinated Notes,
            10.25%, due 8/1/09                                                 B2             B                   161
       135  TeleCorp PCS, Inc., Senior Subordinated Step Up Notes,
            Yielding 11.625%, due 4/15/09                                      B3                                  86
       125  TeleCorp PCS, Inc., Senior Subordinated Notes,
            10.625%, due 7/15/10                                               B3                                 119
       200  Telewest Communications PLC, Senior Notes,
            11.00%, due 10/1/07                                                B2             B                   193
       100  Tembec Industries, Inc., Guaranteed Senior Notes,
            8.625%, due 6/30/09                                               Ba1           BB+                   103

See Notes to Schedule of Investments

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS High Yield Bond Fund cont'd
---------------------------------------------------

PRINCIPAL AMOUNT                                                                    RATING                      VALUE(2)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
$      100  Tembec Industries, Inc., Guaranteed Senior Notes,
            8.50%, due 2/1/11                                                 Ba1           BB+          $        103(4)
       200  Tenet Healthcare Corp., Senior Notes, 8.00%, due 1/15/05          Ba1           BB+                   207
       100  Terex Corp., Senior Subordinated Notes, 10.375%,
            due 4/1/11                                                         B2             B                   102(4)
        75  Toll Corp., Guaranteed Senior Subordinated Notes, 8.75%,
            due 11/15/06                                                      Ba2           BB+                    76
        25  Toll Corp., Senior Subordinated Notes, 8.25%, due 2/1/11          Ba2           BB+                    25
       250  United Rentals, Inc., Guaranteed Senior Subordinated Notes,
            Ser. B, 8.80%, due 8/15/08                                         B2           BB-                   212
       250  US Airways, Inc., Pass-Through Certificates, 9.82%, due 1/1/13    Ba3           BB-                   234
        60  Venture Holdings Trust, Senior Notes, 11.00%, due 6/1/07           B2             B                    38
       150  Vintage Petroleum, Inc., Senior Subordinated Notes, 9.00%,
            due 12/15/05                                                      Ba3           BB-                   156
       100  WCI Communities, Inc., Senior Subordinated Notes, 10.625%,
            due 2/15/11                                                        B1             B                   104(4)
        75  WESCO Distribution, Inc., Senior Subordinated Notes, Ser. B,
            9.125%, due 6/1/08                                                 B2             B                    71
                                                                                                         ------------
            TOTAL CORPORATE DEBT SECURITIES (COST $15,572)                                                     14,082
                                                                                                         ------------
REPURCHASE AGREEMENTS (6.1%)
     1,055  State Street Bank and Trust Co. Repurchase Agreement, 4.57%,
            due 5/1/01, dated 4/30/01, Maturity Value $1,055,134,
            Collateralized by $1,050,000 Fannie Mae, Medium-Term Notes,
            6.27%, due 11/29/01 (Collateral Value $1,088,987)
            (COST $1,055)                                                                                       1,055(8)
                                                                                                         ------------
CONVERTIBLE BONDS (1.8%)
       140  Omnicare, Inc., Subordinated Debentures, 5.00%, due 12/1/07       Ba3           BB+                   124
       200  Parker Drilling Co., Subordinated Notes, 5.50%, due 8/1/04         B3            B-                   181
                                                                                                         ------------
            TOTAL CONVERTIBLE BONDS (COST $277)                                                                   305
                                                                                                         ------------
WARRANTS (0.0%)
       500  MEDIQ, Inc. (COST $0)                                                                                   -
                                                                                                         ------------

            TOTAL INVESTMENTS (98.5%) (COST $18,249)                                                           16,887(9)

            Cash, receivables and other assets, less liabilities (1.5%)                                           249
                                                                                                         ------------

            TOTAL NET ASSETS (100.0%)                                                                    $     17,136
                                                                                                         ------------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Limited Maturity Bond Fund
--------------------------------------------------

PRINCIPAL AMOUNT                                                                    RATING                      VALUE(2)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
U.S. TREASURY SECURITIES (8.6%)
$    3,173  U.S. Treasury Inflation-Indexed Notes, 3.375%, due 1/15/07        TSY           TSY          $      3,226
     7,181  U.S. Treasury Inflation-Indexed Notes, 3.50%, due 1/15/11         TSY           TSY                 7,293
     3,335  U.S. Treasury Notes, 5.875%, due 2/15/04                          TSY           TSY                 3,448
     2,890  U.S. Treasury Notes, 6.00%, due 8/15/04                           TSY           TSY                 3,003
                                                                                                         ------------
            TOTAL U.S. TREASURY SECURITIES (COST $16,863)                                                      16,970
                                                                                                         ------------
U.S. GOVERNMENT AGENCY SECURITIES (9.9%)
     6,000  Fannie Mae, Notes, 5.75%, due 4/15/03                             AGY           AGY                 6,118
       510  Freddie Mac, Notes, 5.75%, due 7/15/03                            AGY           AGY                   520
    13,000  Freddie Mac, Notes, 5.25%, due 2/15/04                            AGY           AGY                13,091
                                                                                                         ------------
            TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $19,708)                                             19,729
                                                                                                         ------------
MORTGAGE-BACKED SECURITIES (18.2%)
     1,092  GE Capital Mortgage Services, Inc., REMIC Pass-Through
            Certificates, Ser. 1999-11, Class B3, 6.50%, due 7/25/29         BB(3)                                843(4)
       965  Morgan Stanley Capital I Inc., Commercial Mortgage
            Pass-Through Certificates, Ser. 1998-HF2, Class G, 6.01%,
            due 11/15/30                                                     BB(3)                                727(4)
     1,175  Norwest Asset Securities Corp., Mortgage Pass-Through
            Certificates, Ser. 1999-13, 6.75%, due 5/25/29                   BB(3)                                925(4)

FANNIE MAE
     7,453  Pass-Through Certificates, 7.00%, due 9/1/03 - 2/1/16             AGY           AGY                 7,631
    15,174  Pass-Through Certificates, 6.50%, due 5/1/13 - 12/1/14            AGY           AGY                15,319

FREDDIE MAC
        19  Mortgage Participation Certificates, 8.50%, due 10/1/01           AGY           AGY                    19
        86  ARM Certificates, 7.625%, due 1/1/17                              AGY           AGY                    87

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
        50  Pass-Through Certificates, 7.50%, due 10/15/09 - 9/15/10          AGY           AGY                    52
     8,029  Pass-Through Certificates, 7.00%, due 4/15/11 - 12/15/28          AGY           AGY                 8,139
        98  Pass-Through Certificates, 12.00%, due 5/15/12 - 5/15/14          AGY           AGY                   113
     2,107  Pass-Through Certificates, 8.00%, due 8/15/30                     AGY           AGY                 2,180
                                                                                                         ------------
            TOTAL MORTGAGE-BACKED SECURITIES (COST $35,685)                                                    36,035
                                                                                                         ------------
ASSET-BACKED SECURITIES (9.7%)
     2,000  BMW Vehicle Lease Trust, Ser. 2000-A, Class A3, 6.64%,
            due 5/25/03                                                       Aaa           AAA                 2,043
       600  Daimler Chrysler Auto Trust, Ser. 2000-A, Class A3, 7.09%,
            due 12/6/03                                                       Aaa           AAA                   616
     1,500  Daimler Chrysler Auto Trust, Ser. 2000-C, Class A3, 6.82%,
            due 9/6/04                                                        Aaa           AAA                 1,546
     1,800  Discover Card Master Trust I, Ser. 1998-6, Class A, 5.85%,
            due 1/17/06                                                       Aaa           AAA                 1,829
     6,500  Ford Credit Auto Owner Trust, Ser. 2000-C, Class A4, 7.24%,
            due 2/15/04                                                       Aaa           AAA                 6,703
     1,250  Ford Credit Auto Owner Trust, Ser. 2000-E, Class A4, 6.74%,
            due 6/15/04                                                       Aaa           AAA                 1,286
     1,000  MBNA Master Credit Card Trust, Ser. 1998-J, Class A, 5.25%,
            due 2/15/06                                                       Aaa           AAA                 1,005
     4,120  Nissan Auto Receivables Owner Trust, Ser. 2000-B, Class A3,
            7.25%, due 4/15/04                                                Aaa           AAA                 4,252
                                                                                                         ------------
            TOTAL ASSET-BACKED SECURITIES (COST $19,038)                                                       19,280
                                                                                                         ------------

See Notes to Schedule of Investments

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS Limited Maturity Bond Fund cont'd
---------------------------------------------------------

PRINCIPAL AMOUNT                                                                    RATING                      VALUE(2)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
BANKS & FINANCIAL INSTITUTIONS (14.1%)
$    3,350  Banc One Corp., Medium-Term Notes, 6.375%, due 10/1/02            Aa3             A          $      3,403
     2,250  Bank of America Corp., Subordinated Notes, 6.85%,
            due 3/1/03                                                        Aa3             A                 2,311
     2,040  Bear Stearns Co., Inc., Notes, 6.20%, due 3/30/03                  A2             A                 2,059
     1,500  Dime Bancorp, Inc., Notes, 7.00%, due 7/25/01                     Ba1          BBB-                 1,504
     1,470  Dime Bancorp, Inc., Senior Notes, 9.00%, due 12/19/02             Ba1          BBB-                 1,520
     2,185  Donaldson, Lufkin & Jenrette, Inc., Senior Notes, 5.875%,
            due 4/1/02                                                         A1           AA-                 2,210
     3,050  Household Finance Corp., Notes, 7.00%, due 8/1/03                  A2             A                 3,141
     1,000  International Lease Finance Corp., Medium-Term Notes, Ser. J,
            5.70%, due 2/25/03                                                 A1           AA-                 1,009
     3,025  Lehman Brothers Holdings, Inc., Medium-Term Notes, Ser. E,
            7.00%, due 5/15/03                                                 A2             A                 3,111
     1,000  MBNA America Bank N.A., Subordinated Notes, 7.25%,
            due 9/15/02                                                      Baa2           BBB                 1,018
     1,400  Merrill Lynch & Co., Inc., Notes, 6.00%, due 2/12/03              Aa3           AA-                 1,425
     2,200  Morgan Stanley Dean Witter & Co., Notes, 5.625%,
            due 1/20/04                                                       Aa3           AA-                 2,201
     2,900  Paine Webber Group, Inc., Notes, 6.45%, due 12/1/03               Aa1           AA+                 2,978
                                                                                                         ------------
            TOTAL BANKS & FINANCIAL INSTITUTIONS (COST $27,452)                                                27,890
                                                                                                         ------------
CORPORATE DEBT SECURITIES (36.9%)
     2,555  Akzo Nobel, Inc., Guaranteed Notes, 6.00%, due 11/15/03            A2            A-                 2,575(4)
     1,000  AMERCO, Senior Notes, 7.20%, due 4/1/02                           Ba1           BBB                   992
     1,375  American Standard, Inc., Senior Notes, 7.125%, due 2/15/03        Ba2           BB+                 1,368
     1,140  Associates Corp., Senior Notes, 5.75%, due 11/1/03                Aa3           AA-                 1,149
       620  AT&T Wireless Group, Senior Notes, 7.35%, due 3/1/06             Baa2           BBB                   628(4)
     2,835  Black & Decker Corp., Medium-Term Notes, Ser. A, 8.90%,
            due 1/21/02                                                      Baa2           BBB                 2,914
     2,400  Caterpillar Financial Services Corp., Notes, 6.875%,
            due 8/1/04                                                         A2            A+                 2,491
     1,970  CIT Group, Inc., Notes, 5.50%, due 2/15/04                         A1            A+                 1,949
     1,780  CMS Energy Corp., Senior Notes, 8.00%, due 7/1/01                 Ba3            BB                 1,782
     2,290  Colonial Realty Limited Partnership, Senior Notes, 7.50%,
            due 7/15/01                                                      Baa3          BBB-                 2,297
     1,775  Commercial Credit Co., Notes, 6.375%, due 9/15/02                 Aa3           AA-                 1,811
     2,460  Conseco, Inc., Notes, 8.50%, due 10/15/02                          B1           BB-                 2,423
        60  Core-Mark International, Inc., Senior Subordinated Notes,
            11.375%, due 9/15/03                                               B3             B                    57
     1,325  Cox Communications, Inc., Notes, 7.00%, due 8/15/01              Baa2           BBB                 1,333
     1,615  Cox Radio, Inc., Notes, 6.25%, due 5/15/03                       Baa2           BBB                 1,630
       660  EOP Operating Limited Partnership, Notes, 6.625%,
            due 2/15/05                                                      Baa1          BBB+                   661
     1,000  Ford Motor Credit Co., Notes, 7.50%, due 6/15/03                   A2             A                 1,039
     1,470  Ford Motor Credit Co., Notes, 6.70%, due 7/16/04                   A2             A                 1,498
     1,825  Fort James Corp., Senior Notes, 6.50%, due 9/15/02               Baa3          BBB-                 1,817
     2,170  General Motors Acceptance Corp., Medium-Term Notes,
            6.30%, due 7/8/02                                                  A2             A                 2,207
       815  Hartford Life, Inc., Notes, 6.90%, due 6/15/04                     A2             A                   841
     2,000  Heller Financial, Inc., Notes, 6.00%, due 3/19/04                  A3            A-                 2,018
     2,000  Heritage Media Corp., Senior Subordinated Notes, 8.75%,
            due 2/15/06                                                       Ba3           BB+                 2,053

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Limited Maturity Bond Fund cont'd
---------------------------------------------------------

PRINCIPAL AMOUNT                                                                    RATING                      VALUE(2)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
$    2,965  ICI Wilmington, Inc., Guaranteed Notes, 7.50%, due 1/15/02       Baa2          BBB+          $      3,003
       325  Jones Apparel Group, Senior Notes, 7.875%, due 6/15/06           Baa2           BBB                   328
     1,500  KPN NV, Senior Unsubordinated Notes, 7.50%, due 10/1/05          Baa2          BBB+                 1,500
     1,000  Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%,
            due 5/15/05                                                       Ba1           BB+                 1,001
       705  Loomis Fargo & Co., Senior Subordinated Notes, 10.00%,
            due 1/15/04                                                        B3             B                   701
     1,923  Marlin Water Trust, Senior Secured Notes, 7.09%,
            due 12/15/01                                                     Baa1           BBB                 1,937(4)
       680  Newport News Shipbuilding Inc., Senior Subordinated Notes,
            9.25%, due 12/1/06                                                Ba3            B+                   721
       630  Pacific Gas & Electric Co., Senior Notes, Ser. 92-A, 7.875%,
            due 3/1/02                                                         B3           CCC                   573
     1,308  PDVSA Finance Ltd., Notes, 8.75%, due 2/15/04                    Baa1(10)                           1,325
       800  Reliant Energy Finance Co., Notes, 7.40%, due 11/15/02           Baa1           BBB                   818(4)
     1,000  Safeway, Inc., Medium-Term Notes, 8.57%, due 4/1/03              Baa2           BBB                 1,056
     2,290  Sprint Capital Corp., Medium-Term Notes, 7.625%,
            due 6/10/02                                                      Baa1          BBB+                 2,351
     3,300  Telecom Argentina Stet-France SA, Medium-Term Notes, 9.75%,
             due 7/12/01                                                       B2           BB+                 3,250(4)
     3,300  Texas Utilities Co., Notes, 5.94%, due 10/15/01                  Baa3           BBB                 3,315
     1,000  Thiokol Corp., Senior Notes, 6.625%, due 3/1/08                    A1            A+                 1,008
     2,825  Time Warner, Inc., Notes, 8.11%, due 8/15/06                     Baa1          BBB+                 3,042
     2,080  Tyco International Ltd., Notes, 6.50%, due 11/1/01                 A3            A-                 2,100
     1,300  Unilever Capital Corp., Senior Notes, 6.75%, due 11/1/03           A1            A+                 1,343
     1,220  USA Waste Services, Inc., Senior Notes, 6.125%, due 7/15/01       Ba1           BBB                 1,219
     1,400  Valero Energy, Notes, 6.75%, due 12/15/02                        Baa3          BBB-                 1,407(4)
     1,285  Wells Fargo & Co., Notes, 6.625%, due 7/15/04                     Aa2            A+                 1,324
     1,000  WMX Technologies, Inc., Notes, 7.125%, due 6/15/01                Ba1           BBB                 1,001
     1,500  Xerox Capital (Europe) PLC, Notes, 5.75%, due 5/15/02             Ba1          BBB-                 1,312
                                                                                                         ------------
            TOTAL CORPORATE DEBT SECURITIES (COST $72,902)                                                     73,168
                                                                                                         ------------
REPURCHASE AGREEMENTS (1.6%)
     3,115  State Street Bank and Trust Co. Repurchase Agreement, 4.57%,
            due 5/1/01, dated 4/30/01, Maturity Value $3,115,395,
            Collateralized by $3,095,000 Fannie Mae, Medium-Term Notes,
            6.27%, due 11/29/01 (Collateral Value $3,209,917)
            (COST $3,115)                                                                                       3,115(8)
                                                                                                         ------------

            TOTAL INVESTMENTS (99.0%) (COST $194,763)                                                         196,187(9)

            Cash, receivables and other assets, less liabilities (1.0%)                                         2,074

                                                                                                         ------------
            TOTAL NET ASSETS (100.0%)                                                                    $    198,261
                                                                                                         ------------

See Notes to Schedule of Investments

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS Municipal Money Fund
--------------------------------------------

PRINCIPAL AMOUNT                         SECURITY(11)                             RATING(12)                   VALUE(1)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
TAX-EXEMPT SECURITIES--PRE-REFUNDED BACKED BY U.S. GOVERNMENT SECURITIES (11.9%)
    $1,000  Anchorage (AK) Ref. G.O., Ser. 1991, 6.75%, due 7/1/05
            P/R 7/1/01                                                                                   $      1,003
     3,670  City of Cleveland (OH) Waterworks Imp. First Mtge. Rev.,
            Ser. 1992F, 6.50%, due 1/1/11 P/R 1/1/02                                                            3,821
     1,100  Clark Co. (NV) Ltd. Tax Rev., Ser. 1991, 6.90%, due 6/1/09
            P/R 6/1/01                                                                                          1,102
     1,655  Cook Co. (IL) High Sch. Dist. # 205 Ref. G.O. (Thornton Township),
             Ser. 1995 A, 5.80%, due 12/1/02 P/R 12/1/01                                                        1,669
     3,000  Denver (CO) Metro. Major League Baseball Stadium Dist. Sales
            Tax Ref. Rev., Ser. 1991 A, 6.00%, due 10/1/11 P/R 10/1/01                                          3,049
     2,500  Illinois St. Sales Tax Rev., Ser. 1991, 6.00%, due 6/15/18
            P/R 6/15/01                                                                                         2,505
     3,000  Maine Swr. & Wtr. Rev., Ser. 1991 A, 7.20%, due 11/1/13
            P/R 11/1/01                                                                                         3,101
     1,785  Nashville (TN) Metro. Au. Arpt. Imp. Rev., Ser. 1991 B, 7.75%,
            due 7/1/07 P/R 7/1/01                                                                               1,829
     2,700  Nebraska Pub. Pwr. Dist. Elec. Sys. Rev., Ser. 1992 A, 6.00%,
            due 1/1/06 P/R 1/1/02                                                                               2,803
     1,500  Nevada Cap. Imp. G.O., Ser. 1991 A, 6.50%, due 5/1/08
            P/R 5/1/01                                                                                          1,515
     3,690  New Mexico St. Severance Tax Rev., Ser. 1996 A, 5.125%,
            due 7/1/06 P/R 2/1/01                                                                               3,694
     1,320  Ohio St. Bldg. Au. St. Fac. Rev. (Das Data Ctr. Proj.),
            Ser. 1991 A, 6.625%, due 10/1/07 P/R 10/1/01                                                        1,358
     3,575  Purdue (IN) Univ. Rev. (Purdue Univ. Dorm Sys.),
            Ser. 1991 B, 6.90%, due 7/1/06 P/R 7/1/01                                                           3,659
     1,500  Reedy Creek (FL) Imp. Dist. Utils. Rev., Ser. 1991, 6.25%,
            due 10/1/11 P/R 10/1/01                                                                             1,526
     3,400  Roanoke Co. (VA) Wtr. Sys. Rev., Ser. 1991, 6.50%,
            due 6/1/21 P/R 6/1/01                                                                               3,473
     4,030  South Carolina Pub. Svc. Au. Rev., Ser. 1991 B, 6.50%,
            due 7/1/26 P/R 7/1/01                                                                               4,122
                                                                                                         ------------
                                                                                                               40,229
                                                                                                         ------------
TAX-EXEMPT SECURITIES--ESCROWED IN U.S. GOVERNMENT SECURITIES (1.0%)
     3,500  Milwaukee (WI) Metro. Swr. Dist. G.O., Ser. 1990 A, 6.70%,
            due 10/1/01 P/R 10/1/01                                                                             3,534
                                                                                                         ------------
MUNICIPAL NOTES (3.8%)
     2,000  Bayonne (NJ) BANS, 5.00%, due 7/12/01                            MIG1                               2,002
     2,000  Indianapolis (IN) Pub. Imp. Board Bank Notes,
            Ser. 2000 H, 4.75%, due 7/9/01                                                 SP-1+                2,002
     3,770  Oklahoma Rural Dev. Fin. Corp. Pub. Proj. Construction Notes,
            Ser. 1999, 5.00%, due 6/1/01                                     MIG1                               3,771
     5,000  Texas TRANS, Ser. 2000, 5.25%, due 8/31/01                       MIG1          SP-1+                5,016
                                                                                                         ------------
                                                                                                               12,791
                                                                                                         ------------
TAX-EXEMPT SECURITIES--BACKED BY LETTERS OF CREDIT (0.3%)
STATE STREET BANK AND TRUST COMPANY
     1,000  Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-1, 4.80%,
            due 6/1/26 Putable 6/1/01                                                       A-1+                1,000
                                                                                                         ------------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Municipal Money Fund cont'd
---------------------------------------------------

PRINCIPAL AMOUNT                         SECURITY(11)                             RATING(12)                   VALUE(1)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
TAX-EXEMPT SECURITIES--BACKED BY INSURANCE (1.6%)
FINANCIAL GUARANTY INSURANCE CO.
$    3,250  Henderson (NV) Wtr. & Swr. G.O., Ser. 1998 A, 5.00%,
            due 9/1/01                                                                                   $      3,256

FINANCIAL SECURITY ASSURANCE INC.
     2,270  San Angelo (TX) Cert. of Obligation Rev., Ser. A, 5.125%,
            due 8/15/01                                                                                         2,281
                                                                                                         ------------
                                                                                                                5,537
                                                                                                         ------------
TAX-EXEMPT SECURITIES--OTHER (3.8%)
     1,000  Floyd Co. (GA) Sch. Dist. G.O., 5.00%, due 8/1/01                                                   1,005
     1,110  Hamilton Co. (TN) G.O., Ser. 2000, 5.00%, due 11/1/01                                               1,114
     2,000  Indiana Bond Bank Adv. Funding Prog. Notes, Ser. 2001 A-2,
            4.00%, due 1/22/02                                               MIG1          SP-1+                2,009
     3,000  Memphis (TN) Elec. Sys. Ref. Rev., Ser. 1992, 5.625%,
            due 1/1/02                                                                                          3,024
     1,115  Milwaukee (WI) Area Technical College Dist. G.O. Promissory
            Notes, Ser. 1999-00A, 4.75%, due 6/1/01                                                             1,115
     2,000  Pulaski (WI) Comm. Sch. Dist. G.O. Promissory Notes, 4.00%,
             due 3/1/02                                                      MIG1          SP-1+                2,013
     2,575  Tempe (AZ) Excise Tax Rev., Ser. 2000, 5.50%, due 1/1/02                                            2,595
                                                                                                         ------------
                                                                                                               12,875
                                                                                                         ------------
TAX-EXEMPT CASH EQUIVALENT SECURITIES (14.7%)
       400  Berkeley Co. (SC) Exempt Fac. Ind. Rev. (Amoco Chemical
            Co. Proj.), Ser. 1998, 4.55%, VRDN due 4/1/28                    VMIG1         A-1+                   400(13)
     1,800  Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1995,
            4.35%, VRDN due 9/1/28                                           VMIG1         A-1+                 1,800(13)
     5,000  Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1996 A,
            4.35%, VRDN due 3/1/29                                           VMIG1         A-1+                 5,000(13)
     1,000  Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1997,
            4.35%, VRDN due 4/1/30                                           VMIG1         A-1+                 1,000(13)
     2,900  Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1998,
            4.35%, VRDN due 4/1/31                                           VMIG1         A-1+                 2,900(13)
       700  Berkeley Co. (SC) Ref. PCR (Amoco Chemical Co. Proj.),
            Ser. 1994, 4.40%, VRDN due 7/1/12                                VMIG1         A-1+                   700(13)
     1,500  Carlton (WI) PCR (Wisconsin Pwr. & Lt. Co. Proj.), Ser. 1988,
            4.50%, VRDN due 8/1/15                                           VMIG1                              1,500(13)
     1,000  Comm. Dev. Administration (MD) Multi-Family Dev. Ref. Rev.
            (Avalon Ridge Apts. Proj.), Ser. 1997, 4.15%, VRDN
            due 6/15/26                                                      VMIG1                              1,000
     1,300  Delaware Co. (PA) IDA Arpt. Fac. Rev. (United Parcel Svc. Proj.),
            Ser. 1985, 4.30%, VRDN due 12/1/15                                             A-1+                 1,300(13)
     1,000  Florida Hsg. Fin. Agcy. Multi-Family Hsg. Rev., Ser. 1988,
            4.35%, VRDN due 8/1/06                                           VMIG1                              1,000
     4,000  Gibson Co. (IN) PCR (Toyota Motor Mfg. Proj.), Ser. 2001,
            4.35%, VRDN due 2/1/31                                           VMIG1         A-1+                 4,000(13)
       400  Gulf Coast (TX) IDA Marine Term. Rev. (Amoco Oil Co. Proj.),
            Ser. 1993, 4.55%, VRDN due 4/1/28                                VMIG1                                400(13)
       100  Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev.
            (Amoco Oil Co. Proj.), Ser. 1998, 4.55%, VRDN due 1/1/26         VMIG1         A-1+                   100(13)
       100  Gulf Coast (TX) Waste Disp. Au. PCR (Amoco Oil Co. Proj.),
            Ser. 1994, 4.55%, VRDN due 6/1/24                                VMIG1         A-1+                   100(13)
       375  Gulf Coast (TX) Waste Disp. Au. Ref. PCR (Exxon Proj.),
            Ser. 1995, 4.35%, VRDN due 6/1/20                                VMIG1         A-1+                   375(13)


See Notes to Schedule of Investments

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS Municipal Money Fund cont'd
---------------------------------------------------

PRINCIPAL AMOUNT                         SECURITY(11)                             RATING(12)                   VALUE(1)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
$    1,000  Gulf Coast (TX) Waste Disp. Au. Solid Waste Disp. Ref.
            Rev. (Amoco Oil Co. Proj.), Ser. 1994, 4.55%, VRDN
            due 8/1/23                                                       VMIG1         A-1+          $      1,000(13)
       600  Harris Co. (TX) IDC Solid Waste Disp. Rev. (Exxon Proj.),
            Ser. 1997, 4.40%, VRDN due 4/1/32                                VMIG1         A-1+                   600(13)
       100  Jackson Co. (MS) Port Fac. Ref. Rev. (Chevron U.S.A. Inc.,
            Proj.), Ser. 1993, 4.40%, VRDN due 6/1/23                         P-1                                 100(13)
       200  Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1984 A,
            4.30%, VRDN due 11/1/14                                           P-1          A-1+                   200(13)
       100  Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1984 B,
            4.30%, VRDN due 11/1/14                                           P-1          A-1+                   100(13)
       100  Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1984 D,
            4.30%, VRDN due 11/1/14                                           P-1          A-1+                   100(13)
     1,800  Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1987 A,
            4.40%, VRDN due 7/1/17                                            P-1          A-1+                 1,800(13)
     1,700  Louisville & Jefferson Co. (KY) Reg. Arpt. Au. Spec.
            Fac. Rev., 4.40%, VRDN due 1/1/29                                VMIG1         A-1+                 1,700(13)
     2,500  Madison Co. (IL) Env. Imp. Rev. (Shell Wood River Refining
            Co. Proj.), Ser. 1997 A, 4.55%, VRDN due 3/1/33                  VMIG1         A-1+                 2,500(13)
     1,500  New York City (NY) Hsg. Dev. Corp. Multi-Family Rent Hsg. Rev.
            (Parkgate Dev.), Ser. 1998, 4.00%, VRDN due 10/15/28                           A-1+                 1,500
     2,000  Port of Anacortes (WA) IDC Ref. Rev. (Texaco Proj.),
            Ser. 1985, 3.00%, TECP due 6/15/19                                P-1           A-1                 2,000(13)
     5,000  Port of Port Arthur (TX) Dist. Rev., Ser. 2000 A, 3.20%,
            TECP due 5/1/35                                                   P-1                               5,000
       300  Port of Port Arthur (TX) Navigation Dist. of Jefferson Co.
            Ref. PCR (Texaco Inc. Proj.), Ser. 1994, 4.40%, VRDN
            due 10/1/24                                                      VMIG1                                300(13)
     2,100  Rhode Island & Providence Plantations G.O., 4.20%,
            VRDN due 6/1/18                                                  VMIG1         A-1+                 2,100
       550  San Antonio (TX) Higher Ed. Au. Inc. Ref. Rev.
            (Trinity Univ. Proj.), Ser. 1993, 4.15%, VRDN due 4/1/04                       A-1+                   550
     1,875  Southwestern (IL) Dev. Au. Env. Imp. Rev. (Shell Oil Co.
            Wood River Proj.), Ser. 1995, 4.55%, VRDN due 11/1/25            VMIG1         A-1+                 1,875(13)
       100  Southwestern (IL) Dev. Au. Solid Waste Disp. Rev.
            (Shell Oil Co. Wood River Proj.), Ser. 1992, 4.55%,
            VRDN due 4/1/22                                                  VMIG1         A-1+                   100(13)
     2,200  Stanton Co. (NE) IDR (Nucor Corp. Proj.), 4.35%, VRDN
            due 11/1/26                                                      VMIG1         A-1+                 2,200(13)
       900  Valdez (AK) Marine Term. Rev. (Exxon Pipeline Co. Proj.),
            Ser. 1985, 4.35%, VRDN due 10/1/25                                P-1          A-1+                   900(13)
     1,400  West Side Calhoun Co. (TX) Nav. Dist. Sewage & Solid
            Waste Disp. Rev. (BP Chemicals Inc. Proj.), Ser. 1996,
            4.55%, VRDN due 4/1/31                                            P-1                               1,400(13)
     1,900  Will Co. (IL) Env. Fac. Rev. (ExxonMobil Oil Corp. Proj.),
            Ser. 2000, 4.40%, VRDN due 4/1/33                                VMIG1         A-1+                 1,900(13)
                                                                                                         ------------
                                                                                                               49,500
                                                                                                         ------------
TAX-EXEMPT CASH EQUIVALENT SECURITIES--BACKED BY LETTERS OF CREDIT (51.5%)
ABN AMRO BANK NV
     1,000  Clark Co. (NV) IDR (Nevada Cogeneration Assoc. 2 Proj.),
            Ser. 1992, 4.60%, VRDN due 12/1/22                               VMIG1         A-1+                 1,000
       100  Long Island (NY) Pwr. Au. Elec. Sys. Subordinated Rev.,
            Ser. 1998-6, 4.25%, VRDN due 5/1/33                              VMIG1         A-1+                   100(14)

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Municipal Money Fund cont'd
---------------------------------------------------

PRINCIPAL AMOUNT                         SECURITY(11)                             RATING(12)                   VALUE(1)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
$    4,200  Oregon St. Econ. Dev. Comm. Econ. & IDR
            (Eagle-Pitcher Ind.), Ser. 1984, 4.85%, VRDN due 12/1/04          P-1                        $      4,200

BANK OF AMERICA
     2,550  Cabool (MO) IDA Ind. Dev. Rev. (Ameriduct Worldwide,
            Inc. Proj.), Ser. 2000, 4.35%, VRDN due 5/1/10                                 A-1+                 2,550
     1,200  Calhoun Co. (TX) Navigation IDA Port Rev. (Formosa
            Plastics Corp., Texas Proj.), Ser. 1994, 4.25%, VRDN
            due 11/1/15                                                      VMIG1                              1,200
     4,000  Clarksville (TN) Pub. Bldg. Au. Rev., Ser. 1997, 4.25%,
            VRDN due 11/1/27                                                 VMIG1                              4,000
     2,400  Florida Hsg. Fin. Corp. Rev. (The Club at Vero Arpt. Proj.),
             Ser. 1998 E, 4.30%, VRDN due 6/1/17                                           A-1+                 2,400
     2,800  Nashville & Davidson Co. (TN) Metro Gov't. IDB
            Multi-Family Hsg. Rev., Ser. 1996 A, 4.25%, VRDN
            due 9/1/06                                                       VMIG1                              2,800

BANK OF MONTREAL
       200  Port of Portland (OR) Spec. Oblig. Rev. (Horizon Air Ind.,
            Inc. Proj.), Ser. 1997, 4.35%, VRDN due 6/15/27                                A-1+                   200

BANK OF NOVA SCOTIA
       200  Delta Co. (MI) Econ. Dev. Corp. Env. Imp. Ref. Rev.
            (Mead Escanaba Paper Co.), Ser. 1984 C, 4.30%,
            VRDN due 12/1/23                                                  P-1                                 200

BANK OF SCOTLAND
     1,000  Suffolk Co. (NY) Ind. Dev. Agcy. Continuing Care
            Retirement (Jefferson Ferry Proj.), Ser. 1999 C, 3.95%,
             VRDN due 11/1/09                                                VMIG1                              1,000

BANK ONE
     2,000  Colorado Hlth. Fac. Au. Hosp. Rev. (Boulder Comm.
            Hosp. Proj.), Ser. 2000, 4.35%, VRDN due 10/1/30                 VMIG1          A-1                 2,000
       100  Indiana Emp. Dev. Comm. Econ. Dev. Rev. (K & F Ind.,
            Inc. Proj.), Ser. 1988, 4.60%, VRDN due 1/1/14                   VMIG1                                100
     1,360  Indiana Hlth. Fac. Fin. Au. Hosp. Rev. (Deaconess
             Hosp., Inc.), Ser. 1992, 4.20%, VRDN due 1/1/22                 VMIG1                              1,360
     4,000  Midlothian (TX) IDC Env. Fac. Rev. (Holnam TX L.P. Proj.),
            Ser. 1999, 4.30%, VRDN due 9/1/31                                               A-1                 4,000
     3,000  Montgomery Co. (PA) IDA (Peco Energy), Ser. 1994 A,
            3.25%, TECP due 6/1/29                                            P-1          A-1+                 3,000
       300  Stevenson (AL) IDB Env. Imp. Rev. (Mead Corp. Proj.),
            Ser. 1998 B, 4.40%, VRDN due 4/1/33                                            A-1+                   300

BARCLAYS BANK INT'L., LTD.
     1,600  Coconino Co. (AZ) Poll. Ctrl. Corp. PCR (Arizona Pub.
            Svc. Co. Proj.), Ser. 1996 A, 4.40%, VRDN due 12/1/31             P-1          A-1+                 1,600
     7,050  Michigan Strategic Fund Solid Waste Disp. Rev. (Grayling
            Generating Proj.), Ser. 1990, 4.40%, VRDN due 1/1/14             VMIG1                              7,050
     1,400  Ohio St. Wtr. Dev. Au. PCR (Ohio Edison Co. Proj.),
            Ser. 1988, 4.50%, VRDN due 9/1/18                                 P-1                               1,400

BAYERISCHE LANDESBANK GIROZENTRALE
     2,000  Denver (CO) City & Co. Arpt. Sys. Subordinate Rev.,
            Ser. 1997 A, 3.25%, TECP due 5/21/01                             VMIG1         A-1+                 2,000
     4,000  Denver (CO) City & Co. Arpt. Sys. Subordinate Rev.,
            Ser. 1997 A, 3.40%, TECP due 6/12/01                              P-1          A-1+                 4,000(15)
       100  Grapevine (TX) IDC Rev. (American Airlines, Inc. Proj.),
            Ser. 1984 B3, 4.35%, VRDN due 12/1/24                             P-1                                 100

See Notes to Schedule of Investments

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS Municipal Money Fund cont'd
---------------------------------------------------

PRINCIPAL AMOUNT                         SECURITY(11)                             RATING(12)                   VALUE(1)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
$      600  Los Angeles (CA) Reg. Arpt. Imp. Corp. Fac. Sublease Rev.
            (American Airlines-Los Angeles Int'l. Arpt.), Ser. 1984 A,
            4.35%, VRDN due 12/1/24                                          VMIG1                       $        600
       400  Nashville (TN) Metro. Arpt. Au. Spec. Fac. Ref. Rev.
            (American Airlines, Inc. Proj.), Ser. 1995 B, 4.30%,
            VRDN due 10/1/12                                                 VMIG1                                400

BAYERISCHE VEREINSBANK AG
       400  Phenix City (AL) IDB Env. Imp. Rev. (Mead Coated Board
            Proj.), Ser. 1996, 4.45%, VRDN due 3/1/31                        VMIG1                                400

CHASE MANHATTAN BANK, N.A.
     1,000  Anne Arundel Co. (MD) Econ. Dev. Rev. (Baltimore Gas &
            Elec. Co. Proj.), Ser. 1988, 3.25%, TECP due 12/1/18             VMIG1          A-1                 1,000(16)
     3,000  Anne Arundel Co. (MD) Econ. Dev. Rev. (Baltimore Gas &
            Elec. Co. Proj.), Ser. 1998, 3.50%, TECP due 12/1/18             VMIG1          A-1                 3,000(16)
     2,000  Brazoria Co. (TX) Hlth. Fac. Dev. Corp. Hosp. Rev. (Brazosport
            Mem. Hosp.), Ser. 1999, 4.35%, VRDN due 7/1/13                   VMIG1                              2,000
     1,400  Brazos (TX) PCR (Texas Utils. Elec. Co. Proj.), Ser. 1994,
            3.25%, TECP due 5/1/29                                           VMIG1         A-1+                 1,400
     4,300  Cuyahoga Co. (OH) Hosp. Imp. Rev. (Univ. Hosp. of Cleveland
            Proj.), Ser. 1985, 4.30%, VRDN due 1/1/16                        VMIG1                              4,300
     1,705  Douglas Co. (GA) Dev. Au. IDR (Whirlwind Steel Bldg., Inc.
            Proj.), Ser. 1997, 4.45%, VRDN due 12/1/12                       VMIG1          A-1                 1,705
       400  Lawrence Co. (SD) Solid Waste Disp. Rev. (Homestake
            Mining Co. Proj.), Ser. 1997 A, 4.45%, VRDN due 7/1/32            P-1                                 400
     4,000  Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Choctaw
            Generation Ltd.), Ser. 1998, 3.40%, TECP due 10/1/28             VMIG1          A-1                 4,000

CITIBANK, N.A.
     1,100  Austin Co. (TX) Ind. Dev. Corp. IDR (Justin Ind., Inc. Proj.),
            Ser. 1984, 4.15%, VRDN due 12/1/14                                P-1                               1,100

COMMERZBANK AG
     3,600  Clayton Co. (GA) Dev. Au. (Delta Airlines, Inc. Proj.),
            Ser. 2000, 4.25%, VRDN due 5/1/35                                VMIG1         A-1+                 3,600
     4,400  Clayton Co. (GA) Dev. Au. Spec. Fac. Rev. (Delta
            Airlines, Inc. Proj.), Ser. 2000 C, 4.30%, VRDN due 5/1/35       VMIG1         A-1+                 4,400
     2,500  Houston (TX) Ind. Sch. Dist. Pub. Prop. Fin. Contractual
            Oblig., Ser. 1993 A, 3.15%, TECP due 9/1/23                       P-1          A-1+                 2,500(17)
       100  New York City (NY) Transitional Fin. Au. Rev. (Future Tax Rev.),
            Ser. 1998 A-1, 4.00%, VRDN due 11/15/28                          VMIG1         A-1+                   100
     5,075  Trinity (TX) River Au. Collateralized PCR (TXU Elec. Co. Proj.),
            Ser. 2000 A, 4.35%, VRDN due 5/1/28                              VMIG1         A-1+                 5,075

CREDIT SUISSE
     3,000  Emery Co. (UT) Ref. PCR (PacifiCorp Proj.), Ser. 1991,
            4.25%, VRDN due 7/1/15                                           VMIG1         A-1+                 3,000
       100  Montgomery Co. (TX) Ind. Dev. Corp. IDR (Dal-Tile Corp.
            Proj.), Ser. 1986 B, 4.15%, VRDN due 12/1/03                                   A-1+                   100
     1,000  Texas Capital Hlth. Fac. Dev. Corp. (Island on Lake Travis
            Ltd. Proj.), Ser. 1986, 4.20%, VRDN due 12/1/16                                A-1+                 1,000

DEUTSCHE BANK AG
       300  Hapeville (GA) Dev. Au. IDR (Hapeville Hotel Ltd.
            Partnership Proj.), Ser. 1985, 4.30%, VRDN due 11/1/15            P-1                                 300

FIRST UNION NATIONAL BANK
       300  Jackson-Union Cos. (IL) Reg. Port Dist. Port Fac. Ref.
            Rev. (Enron Trans. Svc., L.P. Proj.), Ser. 1994, 4.25%,
            VRDN due 4/1/24                                                  VMIG1          A-1                   300

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Municipal Money Fund cont'd
---------------------------------------------------

PRINCIPAL AMOUNT                         SECURITY(11)                             RATING(12)                   VALUE(1)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
$    1,000  Midlothian (TX) IDC Exempt Fac. Rev. (Texas Ind., Inc.
            Proj.), Ser. 1999, 4.55%, VRDN due 5/1/29                        VMIG1         A-1+          $      1,000
     3,100  Washington Co. (PA) Au. Lease Rev. (Higher Ed. Pooled
            Equip. Leasing Prog.), Ser. 1985 A, 4.05%, VRDN due 11/1/05      VMIG1                              3,100
     1,420  Whitfield Co. (GA) Residential Care Fac. Rev. (Royal Oaks
            Sr. Living Comm.), Ser. 1992, 4.25%, VRDN due 11/1/25                           A-1                 1,420

GENERAL ELECTRIC CAPITAL CORP.
     1,000  Delaware Co. (PA) IDA Res. Rec. Fac. Ref. Rev. (Gen. Elec.
            Cap. Corp.), Ser. 1997 G, 4.15%, VRDN due 12/1/31                 P-1          A-1+                 1,000
     4,700  Maine St. Hsg. Au. Multi-Family Rev. (Park Village Apts.
            Proj.), Ser. 1997, 4.30%, VRDN due 10/28/32                      VMIG1                              4,700
     3,700  New Hampshire St. Hsg. Fin. Au. Multi-Family Hsg. Rev.
            (Greenways L.P.-Fairways Proj.), Ser. 1994-1, 4.25%,
            VRDN due 1/1/24                                                  VMIG1                              3,700

HARRIS TRUST AND SAVINGS BANK
       400  Illinois Dev. Fin. Au. IDR (Grayhill, Inc. Proj.), Ser. 1995 C,
             4.35%, VRDN due 2/1/05                                                        A-1+                   400
       400  Illinois Dev. Fin. Au. IDR (Overton Gear & Tool Corp. Proj.),
            Ser. 1994, 4.35%, VRDN due 10/1/08                                             A-1+                   400

LANDESBANK HESSEN-THUERINGEN GIROZENTRALE
     4,700  Northampton Co. (PA) Higher Ed. Au. Rev. (Lafayette
            College), Ser. 1998 A, 4.25%, VRDN due 11/1/28                                 A-1+                 4,700

MORGAN GUARANTY TRUST CO.
     2,800  Austin (TX) Arpt. Sys. Rev., Ser. 1995 A, 4.20%,
            VRDN due 11/15/17                                                 P-1                               2,800
     2,700  Illinois Dev. Fin. Au. PCR (Illinois Pwr. Co. Proj.),
            Ser. 1987 D, 4.30%, VRDN due 3/1/17                                            A-1+                 2,700

NATIONAL WESTMINSTER BANK PLC
     2,800  Indiana Dev. Fin. Au. Solid Waste Disp. Rev. (Pure Air on
            the Lake, L.P. Proj.), Ser. 1990, 3.25%, TECP due 7/1/16         VMIG1         A-1+                 2,800
       300  Marion Co. (WV) Comm. Solid Waste Disp. Fac. Rev.
            (Grant Town Cogeneration Proj.), Ser. 1990 A, 4.35%,
            VRDN due 10/1/17                                                 VMIG1         A-1+                   300
       300  Marion Co. (WV) Comm. Solid Waste Disp. Fac. Rev.
            (Grant Town Cogeneration Proj.), Ser. 1990 D, 4.30%,
             VRDN due 10/1/17                                                VMIG1         A-1+                   300

NORDDEUTSCHE LANDESBANK
     3,000  Chicago (IL) O'Hare Int'l. Arpt. Spec. Fac. Ref. Rev. (American
            Airlines Proj.), Ser. 2001, 4.40%, VRDN due 11/1/25              VMIG1                              3,000

PNC BANK N.A.
     3,000  Pennsylvania St. Higher Ed. Fac. Au. Rev. (Assoc.
            Independent Colleges), Ser. 2000 F1, 4.35%,
            VRDN due 5/1/20                                                  VMIG1                              3,000
     1,000  Rockport (IN) Rev. (AK Steel Corp. Proj.), Ser. 1997 A,
            4.35%, VRDN due 12/1/27                                           P-1           A-1                 1,000

RABOBANK NEDERLAND
     1,500  Henderson Co. (KY) Solid Waste Disp. Rev. (Hudson
            Foods, Inc. Proj.), Ser. 1995, 4.34%, VRDN due 3/1/15            VMIG1                              1,500

ROYAL BANK OF CANADA
       300  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
            Proj.), Ser. 1984 A-1, 4.35%, VRDN due 12/1/14                   VMIG1                                300
       200  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
            Proj.), Ser. 1984 A-2, 4.35%, VRDN due 12/1/14                   VMIG1                                200

See Notes to Schedule of Investments

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS Municipal Money Fund cont'd
---------------------------------------------------

PRINCIPAL AMOUNT                         SECURITY(11)                             RATING(12)                   VALUE(1)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
$      300  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
            Proj.), Ser. 1984 B-3, 4.35%, VRDN due 12/1/14                   VMIG1                       $        300

SLM HOLDING CORP.
       300  Nebhelp Inc. (NE) Std. Loan Prog. Rev., Ser. 1986 A, 4.40%,
            VRDN due 12/1/16                                                               A-1+                   300
     2,200  Panhandle-Plains (TX) Higher Ed. Au. Inc. Std. Loan Rev.,
            Ser. 1991 A, 4.20%, VRDN due 6/1/21                              VMIG1                              2,200
     1,600  Panhandle-Plains (TX) Higher Ed. Au. Inc. Std. Loan Rev.,
            Ser. 1995 A, 4.20%, VRDN due 6/1/25                              VMIG1                              1,600
     2,000  Panhandle-Plains (TX) Higher Ed. Au. Inc. Std. Loan Rev.,
            Ser. 1998 A, 4.20%, VRDN due 10/1/02                             VMIG1                              2,000

SOCIETE GENERALE
     1,900  Chicago (IL) O'Hare Int'l. Arpt. Spec. Fac. Rev.
            (Compagnie Nationale Air France Proj.), Ser. 1990,
            4.30%, VRDN due 5/1/18                                                         A-1+                 1,900
       300  Los Angeles (CA) Reg. Arpt. Imp. Corp. Fac.
            Sublease Rev. (Los Angeles Int'l. Arpt.), Ser. 1985,
            4.35%, VRDN due 12/1/25                                                        A-1+                   300
       900  Los Angeles (CA) Reg. Arpt. Imp. Corp. Term. Fac.
            Completion Rev. (Los Angeles Int'l. Arpt.), Ser. 1989,
            4.45%, VRDN due 12/1/25                                                        A-1+                   900
     3,500  Ohio St. Air Quality Dev. Au. Rev. (JMG Funding L.P. Proj.),
            Ser. 1994 B, 4.30%, VRDN due 4/1/28                              VMIG1         A-1+                 3,500
     2,900  Ohio St. Air Quality Dev. Au. Rev. (JMG Funding L.P. Proj.),
            Ser. 1995 A, 4.35%, VRDN due 4/1/29                                            A-1+                 2,900

STATE STREET BANK AND TRUST COMPANY
     3,000  Denver (CO) City & Co. Arpt. Sys. Subordinate Rev.,
            Ser. 2000 A, 3.20%, TECP due 5/18/01                              P-1          A-1+                 3,000(15)
       700  Rhode Island Std. Loan Au. Prog. Rev., Ser. 1995-1,
            4.25%, VRDN due 7/1/19                                                         A-1+                   700
     2,000  Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-3,
            4.25%, VRDN due 6/1/26                                                         A-1+                 2,000

SUNTRUST BANK
     1,600  Clark Co. (AR) Solid Waste Disp. Rev. (Reynolds
            Metals Co. Proj.), Ser. 1992, 4.30%, VRDN due 8/1/22              P-1          A-1+                 1,600
       600  DeKalb (GA) Private Hosp. Au. Anticipation Cert. Rev.
            (Egleston Children's Hosp.), Ser. 1994 A, 4.15%,
            VRDN due 3/1/24                                                  VMIG1         A-1+                   600
       700  Mayfield (KY) IDR (Seaboard Farms of Kentucky, Inc. Proj.),
            Ser. 1989, 4.40%, VRDN due 8/1/19                                VMIG1                                700

TORONTO DOMINION BANK
     1,250  Cleveland (OH) Arpt. Sys. Rev., Ser. D, 4.20%,
            VRDN due 1/1/27                                                  VMIG1         A-1+                 1,250
     2,500  Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Ref. Rev.,
            Ser. 1998 A, 4.15%, VRDN due 1/1/18                              VMIG1         A-1+                 2,500
       100  New York St. Energy Research & Dev. Au. PCR
            (Niagara Mohawk Pwr. Co. Proj.), Ser. 1986 A,
            4.35%, VRDN due 12/1/26                                           P-1                                 100
     1,740  Phenix City (AL) IDB Env. Imp. Rev. (Mead Coated Board
            Proj.), Ser. 1993 A, 4.45%, VRDN due 6/1/28                                    A-1+                 1,740
     2,200  Utah St. G.O., Ser. 1999 A, 4.10%, VRDN due 7/1/16               VMIG1         A-1+                 2,200
       120  Wisconsin Hlth. Fac. Au. Rev. (Franciscan Hlth.
            Care, Inc.-Sys. Fin.), Ser. 1985 A-2, 4.15%,
            VRDN due 1/1/16                                                  VMIG1         A-1+                   120

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Municipal Money Fund cont'd

PRINCIPAL AMOUNT                         SECURITY(11)                             RATING(12)                   VALUE(1)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
UNION BANK OF SWITZERLAND
$      700  Alaska Ind. Dev. & Export Au. Fac. Rev. (Fairbanks Gold
            Mining, Inc. Proj.), Ser. 1997, 4.30%, VRDN due 5/1/09           VMIG1         A-1+          $        700
       400  Clark Co. (NV) Arpt. Sys. Sub. Lien Rev., Ser. 1995 A-2,
            4.30%, VRDN due 7/1/25                                           VMIG1         A-1+                   400
       440  Delta Co. (MI) Econ. Dev. Corp. Env. Imp. Rev. (Mead-
            Escanaba Paper Co. Proj.), Ser. 1992, 4.45%,
            VRDN due 12/1/23                                                               A-1+                   440
     1,950  Florence Co. (SC) Solid Waste Disp. & Wastewater
            Treatment Fac. Rev. (Roche Carolina Inc. Proj.), Ser. 1997,
            4.55%, VRDN due 4/1/27                                                         A-1+                 1,950
       900  Pennsylvania Energy Dev. Au. Rev. (B & W Ebensburg Proj.),
            Ser. 1986, 4.20%, VRDN due 12/1/11                               VMIG1                                900

WACHOVIA BANK & TRUST CO.
     1,000  Crossett (AR) PCR (Georgia-Pacific Corp. Proj.), Ser. 1984,
            4.20%, VRDN due 10/1/07                                           P-1                               1,000
       500  Fulco (GA) Hosp. Au. Rev. Anticipation Cert. (Shepherd
            Ctr., Inc. Proj.), Ser. 1997, 4.15%, VRDN due 9/1/17                           A-1+                   500
       500  Morgan Co. (UT) Solid Waste Disp. Rev. (Holnam Inc. Proj.),
            Ser. 1996, 4.40%, VRDN due 8/1/31                                VMIG1         A-1+                   500
       300  North Carolina Ed. Fac. Fin. Agcy. Updates Rev. (Bowman
            Gray Sch. of Medicine Proj.), Ser. 1996, 4.10%,
            VRDN due 9/1/26                                                  VMIG1                                300
     2,700  South Carolina Jobs Econ. Dev. Au. Rev. (Florence RHF Hsg.,
            Inc. Proj.), Ser. 1987 A, 4.40%, VRDN due 11/7/07                 P-1                               2,700

WELLS FARGO & CO.
       800  New Ulm (MN) Hosp. Ref. Rev. (Hlth. Central Sys. Proj.),
            Ser. 1985, 4.85%, VRDN due 8/1/14                                              A-1+                   800

WESTDEUTSCHE LANDESBANK GIROZENTRALE
     1,825  Clark Co. (NV) Arpt. Sys. Sub. Lien Rev., Ser. 1995 A-1,
            4.10%, VRDN due 7/1/25                                           VMIG1         A-1+                 1,825
     2,000  Nueces Co. (TX) Port of Corpus Christi Au. Marine Term.
            Rev. (Reynolds Metal Co.), Ser. 1984, 4.85%,
            VRDN due 9/1/14                                                                A-1+                 2,000
     2,000  Pasadena (TX) Independent Sch. Dist., Ser. 2000 A,
            2.00%, VRDN due 8/15/26                                          VMIG1                              2,000
                                                                                                         ------------
                                                                                                              173,985
                                                                                                         ------------
TAX-EXEMPT CASH EQUIVALENT SECURITIES--BACKED BY INSURANCE (10.8%)
AMERICAN MUNICIPAL BOND ASSURANCE CORP.
       800  Brazos (TX) River Au. PCR Ref. Rev. (Texas Util. Elec. Co.
            Proj.), Ser. 1996 A, 4.55%, VRDN due 3/1/26                      VMIG1         A-1+                   800
     1,500  Coastal Bend (TX) Hlth. Fac. Dev. Corp. Rev. (Incarnate
            Word Hlth. Sys.), Ser. 1998 B, 4.20%, VRDN due 8/15/28           VMIG1         SP-1+                1,500
     1,400  Illinois Hlth. Fac. Au. Rev. (Swedish Covenant Hosp. Proj.),
            Ser. 1995, 4.20%, VRDN due 8/1/25                                VMIG1          A-1                 1,400
     2,600  Indiana Secondary Mkt. for Ed. Loans, Inc. Rev.,
            Ser. 1988 B, 4.30%, VRDN due 12/1/13                             VMIG1         A-1+                 2,600
     2,000  Pennsylvania St. Higher Ed. Assist. Agcy. Std. Loan Rev.,
            Ser. 1995 A, 4.25%, VRDN due 12/1/25                             VMIG1         A-1+                 2,000(18)
       100  Rockport (IN) Ref. PCR (AEP Generating Co. Proj.),
            Ser. 1995 B, 4.40%, VRDN due 7/1/25                                            A-1+                   100
       500  Sabine (TX) River Au. Collateralized PCR (Texas Util.
            Elec. Co. Proj.), Ser. 1996 B, 4.40%, VRDN due 3/1/26            VMIG1         A-1+                   500

See Notes to Schedule of Investments

NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS Municipal Money Fund cont'd

PRINCIPAL AMOUNT                         SECURITY(11)                             RATING(12)                   VALUE(1)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
$      400  Sayre (PA) Hlth. Care Fac. Au. Hosp. Rev. (VHA of PA, Inc.
            Cap. Asset Fin. Prog.), Ser. 1985 A, 4.22%,
            VRDN due 12/1/20                                                               A-1+          $        400
     4,600  Univ. of Alabama at Birmingham Hosp. Rev.,
            Ser. 2000 C, 4.15%, VRDN due 9/1/31                              VMIG1         A-1+                 4,600
     2,000  Utah St. Board of Regents Std. Loan Rev.,
            Ser. 1995 L, 4.30%, VRDN due 11/1/25                                           A-1+                 2,000

FINANCIAL GUARANTY INSURANCE CO.
     3,300  Arizona Hlth. Fac. Au. Rev. (Pooled Loan Prog.),
            Ser. 1985, 4.20%, VRDN due 10/1/15                               VMIG1          A-1                 3,300
     1,430  Central Bucks (PA) Sch. Dist., Ser. 2000 A,
            4.39%, VRDN due 2/1/20                                           VMIG1                              1,430

FINANCIAL SECURITY ASSURANCE INC.
     2,500  Clark Co. (NV) Sch. Dist. G.O., Ser. A,
            4.35%, VRDN due 6/15/21                                          VMIG1         A-1+                 2,500

MUNICIPAL BOND INVESTORS ASSURANCE CORP.
     1,690  Charlotte (NC) Arpt. Ref. Rev., Ser. 1997 A,
            4.20%, VRDN due 7/1/17                                           VMIG1          A-1                 1,690
       400  Clark Co. (NV) Arpt. Sub. Lien Rev., Ser. 1998 B,
            4.30%, VRDN due 7/1/28                                           VMIG1         A-1+                   400
       900  Kentucky Higher Ed. Std. Loan Corp. Rev., Ser. 1996 A,
            4.25%, VRDN due 6/1/26                                           VMIG1         A-1+                   900
     6,000  Pinellas Co. (FL) Healthcare Fac. Au.
            Ref. Rev. (Bayfront Med. Ctr. Inc. Proj.),
            4.00%, TECP due 5/21/01                                          VMIG1         A-1+                 6,000(19)
       320  Polk Co. (IA) Hosp. Equip. & Imp. Rev., Ser. 1985,
            4.10%, VRDN due 12/1/05                                          VMIG1          A-1                   320
       100  Reno (NV) Hosp. Rev. (St. Mary's Reg. Med. Ctr.),
            Ser. 1998 B, 4.35%, VRDN due 5/1/23                              VMIG1         A-1+                   100
     2,000  South Texas Higher Ed. Au., Inc. Std. Loan Rev.,
            Ser. 1998, 4.20%, VRDN due 12/1/03                               VMIG1                              2,000
     2,000  Wisconsin Hlth. & Ed. Fac. Au. Rev.
            (Sisters of St. Mary Hlth. Care), Ser. 1998,
            3.05%, TECP due 6/1/19                                                          A-1                 2,000
                                                                                                         ------------
                                                                                                               36,540
                                                                                                         ------------

            TOTAL INVESTMENTS (99.4%)                                                                         335,991

            Cash, receivables and other assets, less liabilities (0.6%)                                         1,985
                                                                                                         ------------
            TOTAL NET ASSETS (100.0%)                                                                        $337,976
                                                                                                         ------------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Municipal Securities Trust
--------------------------------------------------

PRINCIPAL AMOUNT                         SECURITY(11)                               RATING                      VALUE(2)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
TAX-EXEMPT SECURITIES--PRE-REFUNDED BACKED BY U.S. GOVERNMENT SECURITIES (3.6%)
    $1,000  Clark Co. (NV) Sch. Dist. Imp. G.O., Ser. 1995 A,
            5.60%, due 6/15/08 P/R 6/15/05                                    Aaa           AAA          $      1,075
                                                                                                         ------------
TAX-EXEMPT SECURITIES--BACKED BY INSURANCE (36.2%)
AMERICAN MUNICIPAL BOND ASSURANCE CORP.
     1,000  Atlanta (GA) Arpt. Fac. Ref. Rev., Ser. 1996,
            6.50%, due 1/1/06                                                 Aaa           AAA                 1,100
     1,000  Larimer Co. (CO) Sales & Use Tax Rev.,
            5.75%, due 12/15/15                                               Aaa           AAA                 1,062
     1,000  Puerto Rico Hwy. & Trans. Au. Rev., Ser. A,
            5.50%, due 7/1/09                                                 Aaa           AAA                 1,085

FINANCIAL GUARANTY INSURANCE CO.
     1,000  Dade Co. (FL) Wtr. & Swr. Sys. Rev., Ser. 1995,
            6.25%, due 10/1/06                                                Aaa           AAA                 1,106
     1,000  Grapevine (TX) Combination Tax & Tax
            Increment Reinvestment Zone G.O., Ser. 2000,
            5.625%, due 8/15/15                                               Aaa           AAA                 1,038
     1,000  Phoenix (AZ) Civic Imp. Corp. Jr. Lien Wastewater
            Sys. Rev., Ser. 2000, 6.00%, due 7/1/12                           Aaa           AAA                 1,106
     1,000  Tampa Bay (FL) Wtr. Util. Sys. Rev., Ser. 1998 B,
            5.125%, due 10/1/09                                               Aaa           AAA                 1,053

MUNICIPAL BOND INVESTORS ASSURANCE CORP.
     1,000  Mississippi Dev. Bank Spec. Oblig. Rev. (Muni.
            Gas Au. Natural Gas Supply Proj.), Ser. 1998,
            5.00%, due 1/1/08                                                 Aaa           AAA                   992
     1,000  New York Local Government Assist. Corp. Ref. Rev.,
            Ser. 1997 B, 5.25%, due 4/1/04                                    Aaa           AAA                 1,044
     1,000  Puerto Rico Elec. Pwr. Au. Ref. Rev., Ser. W,
            6.50%, due 7/1/05                                                 Aaa           AAA                 1,103
                                                                                                         ------------
                                                                                                               10,689
                                                                                                         ------------
TAX-EXEMPT SECURITIES--OTHER (57.0%)
     1,000  Board of Regents of the Texas A&M Univ. Sys. Perm.
            Univ. Fund Rev., Ser. 1998, 5.00%, due 7/1/08                     Aaa           AAA                 1,038
     1,000  Columbus (OH) Var. Purp. Ltd. Tax G.O., Ser. 1998-1,
            5.00%, due 6/15/08                                                Aaa           AAA                 1,046
       500  Florida St. Board of Ed. Cap. Outlay Ref. G.O., Ser. 1998 B,
            5.25%, due 6/1/09                                                 Aa2           AA+                   529
     1,000  Georgia G.O., Ser. 1995 C, 7.25%, due 7/1/04                      Aaa           AAA                 1,104
     1,000  Lake Co. (IL) Forest Preserve Dist. Ref. G.O., Ser. 1997,
            5.50%, due 2/1/09                                                 Aa1           AA+                 1,067
     1,000  Lake Co. (IL) Sch. Dist. Number 109 Deerfield Ref. G.O.,
            Ser. 1999 C, 5.00%, due 12/15/14                                  Aa2                               1,008
     1,000  Mecklenburg Co. (NC) Pub. Imp. G.O., Ser. 1994,
            5.50%, due 4/1/12                                                 Aaa           AAA                 1,068
     1,000  Minnesota St. G.O., 5.25%, due 8/1/13                             Aaa           AAA                 1,034
       110  Mississippi Higher Ed. Assist. Corp. Std. Loan Sub.
            Rev., Ser. 1993 C, 6.05%, due 9/1/07                               A                                  113
     1,000  Nevada Ref. Ltd. Tax G.O., Ser. 1997 A-2,
            6.00%, due 5/15/06                                                Aa2           AA                  1,085
       500  New Jersey Bldg. Au. St. Bldg. Rev., Ser. 1994,
            5.00%, due 6/15/11                                                Aa2           AA                    508
     1,000  New York City (NY) Muni. Assist. Corp. Rev., Ser. M,
            5.50%, due 7/1/08                                                 Aa1           AA+                 1,075

See Notes to Schedule of Investments

NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

SCHEDULE OF INVESTMENTS Municipal Securities Trust cont'd
---------------------------------------------------------

PRINCIPAL AMOUNT                         SECURITY(11)                               RATING                      VALUE(2)
(000's omitted)                                                             Moody's         S&P       (000's omitted)
$    1,000  New York St. Env. Fac. Corp. Rev., Ser. 1999 B,
            5.00%, due 10/15/09                                               Aaa           AAA          $      1,049
     1,000  New York Triborough Bridge & Tunnel Au. Gen. Purp. Rev.,
            Ser. 1994 A, 6.00%, due 1/1/11                                    Aa3           A+                  1,116
     1,000  Orange Co. (NY) Var. Purp. Ref. G.O., Ser. 1997,
            6.00%, due 11/15/10                                               Aa1                               1,126
       735  Ramsey Co. (MN) Cap. Imp. Plan G.O., Ser. 2000 A,
            5.80%, due 2/1/16                                                 Aaa           AA+                   772
     1,000  San Antonio (TX) Elec. & Gas Sys. Ref. Rev., Ser. 1998 A,
            5.00%, due 2/1/05                                                 Aa1           AA                  1,034
     1,000  Texas Pub. Fin. Au. Ref. G.O., Ser. 1998 B,
            5.125%, due 10/1/09                                               Aa1           AA                  1,044
                                                                                                         ------------
                                                                                                               16,816
                                                                                                         ------------

TAX-EXEMPT CASH EQUIVALENT SECURITIES--BACKED BY LETTERS OF CREDIT (1.7%)
DEUTSCHE BANK AG
       100  Parish of Calcasieu (LA) IDB Env. Rev.
            (CITGO Petroleum Corp. Proj.), Ser. 1996,
             5.65%, VRDN due 7/1/26                                          VMIG1                                100

TORONTO DOMINION BANK
       400  Phenix City (AL) IDB Env. Imp. Rev. (Mead Coated
            Board Proj.), Ser. 1993, 4.45%, VRDN due 6/1/28                                A-1+                   400
                                                                                                         ------------
                                                                                                                  500
                                                                                                         ------------

            TOTAL INVESTMENTS (98.5%) (COST $28,321)                                                           29,080(9)

            Cash, receivables and other assets, less liabilities (1.5%)                                           433
                                                                                                         ------------
            TOTAL NET ASSETS (100.0%)                                                                         $29,513
                                                                                                         ------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

          1 Investment securities of the Fund are valued at amortized cost, which approximates U.S. Federal income tax cost.

          2 Investment securities of the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of Neuberger Berman Income Funds (the "Trust") believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

          3 Not rated by Moody's; the rating shown is from Fitch Investors Services, Inc.

          4 Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At April 30, 2001, these securities amounted to $2,851,000 or 16.6% of net assets for Neuberger Berman High Yield Bond Fund and $13,110,000 or 6.6% of net assets for Neuberger Berman Limited Maturity Bond Fund.

          5    Rated BBB by Fitch Investors Services, Inc.

          6    Non-income producing security -- in default.

          7    Rated BBB- by Fitch Investors Services, Inc.

          8    At cost, which approximates market value.

          9 At April 30, 2001, selected Fund information on a U.S. Federal income tax basis was as follows:

               NEUBERGER BERMAN                          COST    GROSS UNREALIZED     GROSS UNREALIZED      NET UNREALIZED
                                                                     APPRECIATION         DEPRECIATION        APPRECIATION
                                                                                                            (DEPRECIATION)
               HIGH YIELD BOND FUND             $  18,249,000         $   481,000           $1,843,000         $(1,362,000)
               LIMITED MATURITY BOND FUND         194,763,000           1,996,000              572,000           1,424,000
               MUNICIPAL SECURITIES TRUST          28,321,000             880,000              121,000             759,000

          10   Rated A by Fitch Investors Services, Inc.

          11 Municipal securities held by Neuberger Berman Municipal Money Fund ("Municipal Money") and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") are within the two and four highest rating categories, respectively, assigned by a nationally recognized statistical rating organization

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS cont'd
---------------------------------------

               ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the Fund's investment manager to be of comparable quality. Approximately 85% and 42% of the municipal securities held by Municipal Money and Municipal Securities Trust, respectively, have credit enhancement features backing them, which the Funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Funds the right to sell back the issue on the date specified.

          12 Where no rating appears from any NRSRO, the security is deemed unrated for purposes of Rule 2a-7 under the Investment Company Act of 1940, as amended. Each of these securities is an eligible security based on a comparable quality analysis performed by the Fund's investment manager within the guidelines approved by the trustees of the Trust.

          13   Security is guaranteed by the corporate obligor.

          14 Security is subject to a fractional guarantee provided by Morgan Guaranty Trust Co. and ABN AMRO Bank NV, each backing 50% of the total principal.

          15 Security is subject to a fractional guarantee provided by Bayerische Landesbank Girozentrale, Westdeutsche Landesbank Girozentrale, and State Street Bank and Trust Company, each backing 33.3% of the total principal.

          16 Security is subject to a fractional guarantee provided by Chase Manhattan Bank, N.A. and Bank of New York Co., Inc., each backing 50% of the total principal.

          17 Security is subject to a fractional guarantee provided by Commerzbank AG, Landesbank Hessen-Thueringen Girozentrale and Toronto Dominion Bank, each backing 33.3% of the total principal.

          18 Security is subject to a fractional guarantee provided by Credit Suisse First Boston, Inc. and American Municipal Bond Assurance Corp., each backing 50% of the total principal.

          19 Security is subject to a guarantee provided by Credit Suisse First Boston, Inc., backing 100% of the total principal.

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------

NEUBERGER BERMAN INCOME FUNDS                                                CASH GOVERNMENT MONEY HIGH YIELD BOND LIMITED MATURITY
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                 RESERVES             FUND            FUND        BOND FUND
ASSETS
      INVESTMENTS IN SECURITIES, AT VALUE* (NOTE A)--SEE
      SCHEDULE OF INVESTMENTS                                          $1,973,359         $309,610         $16,887         $196,187
      Cash                                                                      1               --               7                4
------------------------------------------------------------------------------------------------------------------------------------
      Interest receivable                                                   2,686              570             411            2,502
      Receivable for securities sold                                           --               --              --               10
------------------------------------------------------------------------------------------------------------------------------------
      Receivable for Fund shares sold                                         571              176              12              344
      Deferred organization costs (Note A)                                     --               --              21               --
------------------------------------------------------------------------------------------------------------------------------------
      Receivable from administrator-net (Note B)                               --               --              11               --
      Prepaid expenses and other assets                                        13                7              --                4
------------------------------------------------------------------------------------------------------------------------------------
                                                                        1,976,630          310,363          17,349          199,051

LIABILITIES
      Dividends payable                                                        18               10              68               99
------------------------------------------------------------------------------------------------------------------------------------
      Payable for securities purchased                                         --               --             100               --
      Payable for Fund shares redeemed                                        896              686              12              522
------------------------------------------------------------------------------------------------------------------------------------
      Payable to investment manager (Note B)                                  324               64               5               39
      Payable to administrator-net (Note B)                                   407               66              --               41
------------------------------------------------------------------------------------------------------------------------------------
      Accrued expenses and other payables                                     261              168              28               89
                                                                            1,906              994             213              790
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                    $1,974,724         $309,369         $17,136         $198,261

NET ASSETS CONSIST OF:
      Par value                                                        $    1,975         $    309         $     2         $     21
      Paid-in capital in excess of par value                            1,972,763          309,056          24,445          227,863
------------------------------------------------------------------------------------------------------------------------------------
      Dividends in excess of net investment income                             --               --              --              (89)
      Accumulated net realized gains (losses) on investment securities        (14)               4          (5,949)         (30,958)
------------------------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation (depreciation) in value of
      investment securities                                                    --               --          (1,362)           1,424

NET ASSETS AT VALUE                                                    $1,974,724         $309,369         $17,136         $198,261

NET ASSETS
      Investor Class                                                   $1,974,724         $309,369         $17,136         $166,509
------------------------------------------------------------------------------------------------------------------------------------
      Trust Class                                                              --               --              --           31,752

SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
      Investor Class                                                    1,974,738          309,365           2,414           17,442
------------------------------------------------------------------------------------------------------------------------------------
      Trust Class                                                              --               --              --            3,490

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
      Investor Class                                                   $     1.00         $   1.00         $  7.10         $   9.55
------------------------------------------------------------------------------------------------------------------------------------
      Trust Class                                                              --               --              --             9.10
*COST OF INVESTMENTS                                                   $1,973,359         $309,610         $18,249         $194,763

See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

NEUBERGER BERMAN INCOME FUNDS                                            MUNICIPAL MONEY  MUNICIPAL SECURITIES
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                            FUND                 TRUST
ASSETS
      INVESTMENTS IN SECURITIES, AT VALUE* (NOTE A)--SEE
      SCHEDULE OF INVESTMENTS                                                   $335,991               $29,080
      Cash                                                                            --                    87
----------------------------------------------------------------------------------------------------------------
      Interest receivable                                                          2,104                   423
      Receivable for securities sold                                                  --                    --
----------------------------------------------------------------------------------------------------------------
      Receivable for Fund shares sold                                                145                     2
      Deferred organization costs (Note A)                                            --                    --
----------------------------------------------------------------------------------------------------------------
      Receivable from administrator-net (Note B)                                      --                    16
      Prepaid expenses and other assets                                                3                    --
----------------------------------------------------------------------------------------------------------------
                                                                                 338,243                29,608

LIABILITIES
      Dividends payable                                                                4                    18
----------------------------------------------------------------------------------------------------------------
      Payable for securities purchased                                                --                    --
      Payable for Fund shares redeemed                                                17                    26
----------------------------------------------------------------------------------------------------------------
      Payable to investment manager (Note B)                                          67                     6
      Payable to administrator-net (Note B)                                           72                    --
----------------------------------------------------------------------------------------------------------------
      Accrued expenses and other payables                                            107                    45
                                                                                     267                    95
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                             $337,976               $29,513

NET ASSETS CONSIST OF:
      Par value                                                                 $    338               $     3
      Paid-in capital in excess of par value                                     337,645                29,046
----------------------------------------------------------------------------------------------------------------
      Dividends in excess of net investment income                                    --                    --
      Accumulated net realized gains (losses) on investment securities                (7)                 (295)
----------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation (depreciation) in value of
      investment securities                                                           --                   759

NET ASSETS AT VALUE                                                             $337,976               $29,513

NET ASSETS
      Investor Class                                                            $337,976               $29,513
----------------------------------------------------------------------------------------------------------------
      Trust Class                                                                     --                    --

SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
      Investor Class                                                             338,056                 2,631
----------------------------------------------------------------------------------------------------------------
      Trust Class                                                                     --                    --

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
      Investor Class                                                            $   1.00               $ 11.22
----------------------------------------------------------------------------------------------------------------
      Trust Class                                                                     --                    --
*COST OF INVESTMENTS                                                            $335,991               $28,321

See Notes to Financial Statements

STATEMENTS OF OPERATIONS
------------------------

NEUBERGER BERMAN INCOME FUNDS                                       CASH RESERVES GOVERNMENT MONEY HIGH YIELD BOND LIMITED MATURITY
(000'S OMITTED)                                                                               FUND            FUND        BOND FUND
INVESTMENT INCOME

Interest income                                                           $51,814           $8,890            $769           $6,965
EXPENSES:

Investment management fee (Note B)                                          1,870              384              28              241
------------------------------------------------------------------------------------------------------------------------------------
Administration fee (Note B):
        Investor Class                                                      2,307              410              20              221
        ----------------------------------------------------------------------------------------------------------------------------
        Trust Class                                                            --               --              --               71
Shareholder servicing agent fees:
------------------------------------------------------------------------------------------------------------------------------------
        Investor Class                                                        117               40               4               59
        Trust Class                                                            --               --              --                8
        ----------------------------------------------------------------------------------------------------------------------------
Amortization of deferred organization and initial
  offering expenses (Note A)                                                   --               --              14               --
Auditing fees                                                                  18               17              13               19
------------------------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                       138               54              19               48
Insurance expense                                                              11                4              --                2
------------------------------------------------------------------------------------------------------------------------------------
Legal fees                                                                     12               15              11               11
Registration and filing fees                                                   25               26              10               29
------------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                            10                4               4                6
Trustees' fees and expenses                                                    38               15              10               14
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                  70               11               3                9
Total expenses                                                              4,616              980             136              738

Expenses reimbursed by administrator and/or reduced by custodian
   fee expense offset arrangement (Note B)                                     (5)              (1)            (62)             (52)
------------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                          4,611              979              74              686
Net investment income (loss)                                               47,203            7,911             695            6,279
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investment securities sold                         11                7            (559)            (936)
Net realized gain (loss) on financial futures contracts (Note A)               --               --              --              (79)
------------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
   investment securities and financial futures contracts (Note A)              --               --             174            4,212
Net gain (loss) on investments                                                 11                7            (385)           3,197
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $47,214           $7,918            $310           $9,476

See Notes to Financial Statements

            NEUBERGER BERMAN FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

NEUBERGER BERMAN INCOME FUNDS                                                     MUNICIPAL MONEY             MUNICIPAL
(000'S OMITTED)                                                                              FUND      SECURITIES TRUST
INVESTMENT INCOME

Interest income                                                                            $5,818                $  689
EXPENSES:

Investment management fee (Note B)                                                            379                    36
------------------------------------------------------------------------------------------------------------------------
Administration fee (Note B):
        Investor Class                                                                        409                    39
        ----------------------------------------------------------------------------------------------------------------
        Trust Class                                                                            --                    --
Shareholder servicing agent fees:
------------------------------------------------------------------------------------------------------------------------
        Investor Class                                                                         11                    11
        Trust Class                                                                            --                    --
        ----------------------------------------------------------------------------------------------------------------
Amortization of deferred organization and initial offering expenses (Note A)                   --                    --
Auditing fees                                                                                  20                    15
------------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                        69                    20
Insurance expense                                                                               3                    --
------------------------------------------------------------------------------------------------------------------------
Legal fees                                                                                     12                    11
Registration and filing fees                                                                   12                     9
------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                             8                     5
Trustees' fees and expenses                                                                    16                    11
------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                  14                     3
Total expenses                                                                                953                   160

Expenses reimbursed by administrator and/or reduced by custodian
   fee expense offset arrangement (Note B)                                                     (7)                  (66)
------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                            946                    94
Net investment income (loss)                                                                4,872                   595
------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investment securities sold                                         --                    13
Net realized gain (loss) on financial futures contracts (Note A)                               --                    --
------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
   investment securities and financial futures contracts (Note A)                              --                   556
Net gain (loss) on investments                                                                 --                   569
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            $4,872                $1,164

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                             CASH RESERVES              GOVERNMENT MONEY FUND
                                                                  --------------------------------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                             Six Months                   Six Months
                                                                               Ended           Year         Ended           Year
                                                                           April 30,          Ended     April 30,          Ended
                                                                                2001    October 31,          2001    October 31,
(000'S OMITTED)                                                          (Unaudited)           2000   (Unaudited)           2000
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:

Net investment income (loss)                                                 $47,203        $63,972        $7,911        $20,641
Net realized gain (loss) on investments                                           11              1             7             (3)
---------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments               --             --            --             --
Net increase (decrease) in net assets resulting from operations               47,214         63,973         7,918         20,638
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

NET INVESTMENT INCOME:

Investor Class                                                               (47,203)       (63,972)       (7,911)       (20,641)
Trust Class                                                                       --             --            --             --
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:

Investor Class                                                                    --             --            --             --
TAX RETURN OF CAPITAL:

Investor Class                                                                    --             --            --             --
---------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                       --             --            --             --
Total distributions to shareholders                                          (47,203)       (63,972)       (7,911)       (20,641)

FROM FUND SHARE TRANSACTIONS:

PROCEEDS FROM SHARES SOLD:

Investor Class                                                             1,556,121      2,337,554       284,789        758,280
---------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                       --             --            --             --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:

Investor Class                                                                47,032         63,474         7,833         20,462
---------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                       --             --            --             --
PAYMENTS FOR SHARES REDEEMED:

Investor Class                                                              (953,227)    (2,180,407)     (287,059)    (1,128,317)
---------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                       --             --            --             --
Net increase (decrease) from Fund share transactions                         649,926        220,621         5,563       (349,575)
---------------------------------------------------------------------------------------------------------------------------------
Effect of Tax-Free Reorganization                                                 --             --            --             --
NET INCREASE (DECREASE) IN NET ASSETS                                        649,937        220,622         5,570       (349,578)

NET ASSETS:

Beginning of period                                                        1,324,787      1,104,165       303,799        653,377
---------------------------------------------------------------------------------------------------------------------------------
End of period                                                             $1,974,724     $1,324,787      $309,369       $303,799
Accumulated distributions in excess of net investment                            $--            $--           $--            $--
  income at end of period

NUMBER OF FUND SHARES:

SOLD:

Investor Class                                                             1,556,121      2,337,554       284,789        758,280
---------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                       --             --            --             --
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:

Investor Class                                                                47,032         63,474         7,833         20,462
---------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                       --             --            --             --
REDEEMED:

Investor Class                                                              (953,227)    (2,180,407)     (287,059)    (1,128,317)
---------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                       --             --            --             --
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                649,926        220,621         5,563       (349,575)

See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

                                                                       HIGH YIELD BOND FUND            LIMITED MATURITY BOND FUND
                                                                    ----------------------------------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                          Six Months                       Six Months
                                                                            Ended             Year           Ended             Year
                                                                        April 30,            Ended       April 30,            Ended
                                                                             2001      October 31,            2001      October 31,
(000'S OMITTED)                                                       (Unaudited)             2000     (Unaudited)             2000
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:

Net investment income (loss)                                                 $695           $1,523           $6,279         $14,933
Net realized gain (loss) on investments                                      (559)          (4,142)          (1,015)         (9,235)
------------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments           174              908            4,212           3,925
Net increase (decrease) in net assets resulting from operations               310           (1,711)           9,476           9,623
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

NET INVESTMENT INCOME:

Investor Class                                                               (695)          (1,523)          (5,360)        (12,030)
Trust Class                                                                    --               --             (919)         (2,174)
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:

Investor Class                                                                 --               --               --              --
TAX RETURN OF CAPITAL:

Investor Class                                                                 --               --               --            (614)
------------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                    --               --               --            (115)
Total distributions to shareholders                                          (695)          (1,523)          (6,279)        (14,933)

FROM FUND SHARE TRANSACTIONS:

PROCEEDS FROM SHARES SOLD:

Investor Class                                                             11,872            4,794           21,582         133,095
------------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                    --               --            8,978          10,839
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:

Investor Class                                                                377              872            4,797          11,064
------------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                    --               --              917           2,279
PAYMENTS FOR SHARES REDEEMED:

Investor Class                                                             (6,836)         (14,130)         (31,873)       (198,790)
------------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                    --               --           (5,698)        (26,962)
Net increase (decrease) from Fund share transactions                        5,413           (8,464)          (1,297)        (68,475)
------------------------------------------------------------------------------------------------------------------------------------
Effect of Tax-Free Reorganization                                              --               --            1,556              --

NET INCREASE (DECREASE) IN NET ASSETS                                       5,028          (11,698)           3,456         (73,785)

NET ASSETS:

Beginning of period                                                        12,108           23,806          194,805         268,590
------------------------------------------------------------------------------------------------------------------------------------
End of period                                                             $17,136          $12,108         $198,261        $194,805
Accumulated distributions in excess of net investment                         $--              $--             $(89)           $(89)
  income at end of period

NUMBER OF FUND SHARES:

SOLD:

Investor Class                                                              1,625              617            2,269          14,245
------------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                    --               --              990           1,214
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:

Investor Class                                                                 52              114              505           1,184
------------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                    --               --              101             256
REDEEMED:

Investor Class                                                               (945)          (1,793)          (3,363)        (21,270)
------------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                    --               --             (631)         (3,024)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                 732           (1,062)            (129)         (7,395)

                                                                               MUNICIPAL MONEY FUND
                                                                         ------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                               Six Months
                                                                                 Ended                  Year
                                                                             April 30,                 Ended
                                                                                  2001           October 31,
(000'S OMITTED)                                                            (Unaudited)                  2000
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:

Net investment income (loss)                                                    $4,872                $9,121
Net realized gain (loss) on investments                                             --                    (7)
-------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                 --                    --
Net increase (decrease) in net assets resulting from operations                  4,872                 9,114
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

NET INVESTMENT INCOME:

Investor Class                                                                  (4,872)               (9,121)
Trust Class                                                                         --                    --
-------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:

Investor Class                                                                      --                    (1)
TAX RETURN OF CAPITAL:

Investor Class                                                                      --                    --
-------------------------------------------------------------------------------------------------------------
Trust Class                                                                         --                    --
Total distributions to shareholders                                             (4,872)               (9,122)

FROM FUND SHARE TRANSACTIONS:

PROCEEDS FROM SHARES SOLD:

Investor Class                                                                 249,110               359,433
-------------------------------------------------------------------------------------------------------------
Trust Class                                                                         --                    --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:

Investor Class                                                                   4,834                 9,033
-------------------------------------------------------------------------------------------------------------
Trust Class                                                                         --                    --
PAYMENTS FOR SHARES REDEEMED:

Investor Class                                                                (171,468)             (406,732)
-------------------------------------------------------------------------------------------------------------
Trust Class                                                                         --                    --
Net increase (decrease) from Fund share transactions                            82,476               (38,266)
-------------------------------------------------------------------------------------------------------------
Effect of Tax-Free Reorganization                                                   --                    --

NET INCREASE (DECREASE) IN NET ASSETS                                           82,476               (38,274)

NET ASSETS:

Beginning of period                                                            255,500               293,774
-------------------------------------------------------------------------------------------------------------
End of period                                                                 $337,976              $255,500
Accumulated distributions in excess of net investment                              $--                   $--
  income at end of period

NUMBER OF FUND SHARES:

SOLD:

Investor Class                                                                 249,110               359,433
-------------------------------------------------------------------------------------------------------------
Trust Class                                                                         --                    --
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:

Investor Class                                                                   4,834                 9,033
-------------------------------------------------------------------------------------------------------------
Trust Class                                                                         --                    --
REDEEMED:

Investor Class                                                                (171,468)             (406,732)
-------------------------------------------------------------------------------------------------------------
Trust Class                                                                         --                    --
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                   82,476               (38,266)

STATEMENTS OF CHANGES IN NET ASSETS cont'd
------------------------------------------

                                                                               MUNICIPAL SECURITIES TRUST
                                                                        ---------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                                 Six Months
                                                                                   Ended                  Year
                                                                               April 30,                 Ended
                                                                                    2001           October 31,
(000's omitted)                                                              (Unaudited)                  2000
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:

Net investment income (loss)                                                        $595                $1,317
Net realized gain (loss) on investments                                               13                  (183)
---------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                  556                   781
Net increase (decrease) in net assets resulting from operations                    1,164                 1,915
---------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

NET INVESTMENT INCOME:

Investor Class                                                                      (595)               (1,317)
Trust Class                                                                           --                    --
---------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:

Investor Class                                                                        --                    --
TAX RETURN OF CAPITAL:

Investor Class                                                                        --                    --
---------------------------------------------------------------------------------------------------------------
Trust Class                                                                           --                    --
Total distributions to shareholders                                                 (595)               (1,317)

FROM FUND SHARE TRANSACTIONS:

PROCEEDS FROM SHARES SOLD:

Investor Class                                                                     3,337                 8,505
---------------------------------------------------------------------------------------------------------------
Trust Class                                                                           --                    --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:

Investor Class                                                                       491                   968
---------------------------------------------------------------------------------------------------------------
Trust Class                                                                           --                    --
PAYMENTS FOR SHARES REDEEMED:

Investor Class                                                                    (3,569)              (16,343)
---------------------------------------------------------------------------------------------------------------
Trust Class                                                                           --                    --
Net increase (decrease) from Fund share transactions                                 259                (6,870)
---------------------------------------------------------------------------------------------------------------
Effect of Tax-Free Reorganization                                                     --                    --
NET INCREASE (DECREASE) IN NET ASSETS                                                828                (6,272)

NET ASSETS:

Beginning of period                                                               28,685                34,957
---------------------------------------------------------------------------------------------------------------
End of period                                                                    $29,513               $28,685
Accumulated distributions in excess of net investment income at end of period         $--                   $--

NUMBER OF FUND SHARES:

SOLD:

Investor Class                                                                       295                   793
---------------------------------------------------------------------------------------------------------------
Trust Class                                                                           --                    --
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:

Investor Class                                                                        44                    90
---------------------------------------------------------------------------------------------------------------
Trust Class                                                                           --                    --
REDEEMED:

Investor Class                                                                      (317)               (1,518)
---------------------------------------------------------------------------------------------------------------
Trust Class                                                                           --                    --
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                         22                  (635)

See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS Income Funds
------------------------------------------

Note A--Summary of Significant Accounting Policies:

          1 GENERAL: Neuberger Berman Cash Reserves ("Cash Reserves"), Neuberger Berman Government Money Fund ("Government Money"), Neuberger Berman High Yield Bond Fund ("High Yield"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), Neuberger Berman Municipal Money Fund ("Municipal Money"), and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. All of the Funds offer Investor Class shares and one offers Trust Class shares. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

               The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

               Through the close of business on February 9, 2001, each Fund was organized as a "feeder" fund in a "master-feeder" structure. Accordingly, each Fund invested its assets in a corresponding Portfolio of Income Managers Trust sponsored by Neuberger Berman Management Inc. ("Management"), having the same investment objective and policies as the respective Fund. In addition, for Limited Maturity, another regulated investment company sponsored by Management simultaneously invested in its Portfolio.

               After the close of business on February 9, 2001, in a tax-free reorganization, each Fund redeemed its interest, in-kind, in its corresponding Portfolio and re-designated all its outstanding shares as Investor Class shares. Limited Maturity also created Trust Class shares, which were exchanged for assets of a separate series of Neuberger Berman Income Trust, also on a tax-free basis. These transactions resulted in the conversion of the "master-feeder" structure to a multiple class structure.

               The reorganization, which represented a change in corporate form, had no effect on the net assets or net asset value per share of the Funds. For Limited Maturity, the reorganization is accounted for by combining the net assets and results of operations of the other former feeder contributing to the master portfolio as a new class, which along with the Investor Class, constitutes the Fund. The effect of the reorganization on the paid-in-capital of the Funds is shown in the Statements of Changes in Net Assets. As a result of the reorganization, certain items in the Statements of Changes in Net Assets for the year ended October 31, 2000 have been reclassified to conform to the current year presentation.

               The investment objectives, policies and limitations of each Fund are identical to those of its corresponding Portfolio under the prior master/feeder structure, and the underlying shareholders' interest in each corresponding Portfolio has not changed as a result of this reorganization.

               It is the policy of Cash Reserves, Government Money, and Municipal Money to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and div-

NOTES TO FINANCIAL STATEMENTS Income Funds cont'd
-------------------------------------------------

               idend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance the Funds will be able to maintain a stable net asset value per share.

               The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

          2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

          3 FOREIGN CURRENCY TRANSLATION: High Yield and Limited Maturity may invest in foreign securities denominated in foreign currency. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

          4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.

          5 FEDERAL INCOME TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

          6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare dividends from net investment income on each business day; such dividends are paid monthly. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains.

               Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

          7 EXPENSE ALLOCATION: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

          8 FINANCIAL FUTURES CONTRACTS: High Yield, Limited Maturity, and Municipal Securities Trust may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

               Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

               For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

               During the six months ended April 30, 2001, Limited Maturity had entered into various financial futures contracts. At April 30, 2001, there were no open positions.

          9 FORWARD FOREIGN CURRENCY CONTRACTS: High Yield and Limited Maturity may each enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. Neither Fund has a specific limitation on the percentage of assets which may be committed to these types of contracts. The Funds could be exposed to risks if a counterparty to a contract were

NOTES TO FINANCIAL STATEMENTS Income Funds cont'd
-------------------------------------------------

               unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

          10 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Fund to obtain those securities in the event of a default under the repurchase agreement. A Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Fund under each such repurchase agreement.

          11 ORGANIZATION EXPENSES: Organization expenses incurred by High Yield are being amortized on a straight-line basis over a five-year period. At April 30, 2001, the unamortized balance of such expenses amounted to $20,601.

          12 INCOME RECOGNITION: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Funds do not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

          13 OTHER: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated pro rata among its respective classes.

               Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

               Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except High Yield) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Yield pays Management a fee for investment management services at the annual rate of 0.38% of the first $500 million of the Fund's average daily net assets, 0.355% of the next $500 million, 0.33% of the next $500 million, 0.305% of the next $500 million, and 0.28% of average daily net assets in excess of $2 billion.

               Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund's Investor Class pays Management an administration fee at the annual rate of 0.27% of its average daily net assets and the Trust Class of Limited Maturity pays Management an administration fee at the annual rate of 0.50% of its average daily net assets.

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)

               Management has voluntarily undertaken to reimburse the Investor Classes of Cash Reserves, High Yield, Limited Maturity, and Municipal Securities Trust and the Trust Class of Limited Maturity for their operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed, in the aggregate, 0.65%, 1.00%, 0.70%, 0.65% and 0.80%, respectively, per annum of their average daily net assets. Each undertaking is subject to termination by Management upon at least 60 days' prior written notice to the appropriate class. For the six months ended April 30, 2001, such excess expenses amounted to $61,293, $15,997, $64,986, and $35,260 for the Investor Classes
               of High Yield, Limited Maturity, Municipal Securities Trust and the Trust Class of Limited Maturity, respectively. For the six months ended April 30, 2001, there was no reimbursement to the Investor Class of Cash Reserves by Management.

               Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

               Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class.

               Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $4,665, $602, $751, $1,245, $7,105, and $1,453 for Cash Reserves, Government Money, High Yield, Limited Maturity, Municipal Money, and Municipal Securities Trust, respectively.

               Note C--Securities Transactions:

               During the six months ended April 30, 2001, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and forward foreign currency contracts) as follows:



                                                                           PURCHASES               SALES
               HIGH YIELD                                                $10,496,000        $  5,053,000
               LIMITED MATURITY                                           70,836,000          67,330,000
               MUNICIPAL SECURITIES TRUST                                  2,149,000           2,549,000

               All securities transactions for Cash Reserves, Government Money, and Municipal Money were short-term.

               During the six months ended April 30, 2001, Limited Maturity had entered into various contracts to deliver currencies at specified future dates. At April 30, 2001, there were no open contracts.

               Note D--Line of Credit:

               At April 30, 2001, High Yield and Limited Maturity were two of the holders of a single committed, unsecured $200,000,000 line of credit with State Street Bank and Trust Company, to be used only for

NOTES TO FINANCIAL STATEMENTS Income Funds cont'd
-------------------------------------------------

               temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. High Yield and Limited Maturity had no loans outstanding pursuant to this line of credit at April 30, 2001. During the six months ended April 30, 2001, High Yield and Limited Maturity did not utilize this line of credit.

               Note E--Unaudited Financial Information:

               The financial information included in this interim report is taken from the records of each Fund without audit by independent auditors. Annual reports contain audited financial statements.

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)


FINANCIAL HIGHLIGHTS  Cash Reserves
-----------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS(1)                                   SIX MONTHS ENDED
                                                           APRIL 30,                                   YEAR ENDED OCTOBER 31,
                                                    -------------------   ----------------------------------------------------------

                                                                2001          2000        1999        1998       1997       1996
                                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 1.0000      $ 1.0000    $ 1.0000    $ 1.0000    $1.0000    $1.0000
                                                            --------      --------    --------    --------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                   .0275         .0562       .0453       .0499      .0499      .0486
                                                            --------      --------    --------    --------    -------    -------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                        (.0275)       (.0562)     (.0453)     (.0499)    (.0499)    (.0486)
                                                            --------      --------    --------    --------    -------    -------
NET ASSET VALUE, END OF PERIOD                              $ 1.0000      $ 1.0000    $ 1.0000    $ 1.0000    $1.0000    $1.0000
                                                            --------      --------    --------    --------    -------    -------
TOTAL RETURN(2)                                                +2.78%(3)     +5.76%      +4.63%      +5.10%     +5.11%     +4.97%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                     $1,974.7      $1,324.8    $1,104.2    $1,024.6    $ 664.1    $ 482.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(4)                 .54%(5)       .60%        .61%        .64%       .63%       .66%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                      .54%(5)       .60%        .61%        .63%       .63%       .65%(6)
RATIO OF NET INVESTMENT INCOME (LOSS)
    TO AVERAGE NET ASSETS                                       5.52%(5)      5.61%       4.55%       5.00%      4.98%      4.86%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS  Government Money Fund
-------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS(1)                                   SIX MONTHS ENDED
                                                           APRIL 30,                                   YEAR ENDED OCTOBER 31,
                                                    -------------------   ----------------------------------------------------------

                                                                2001          2000        1999        1998       1997       1996
                                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                        $1.0000       $1.0000     $1.0001     $1.0000     $1.0000    $1.0000
                                                            --------      --------    --------    --------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                  .0256         .0509       .0406       .0459       .0468      .0464
NET GAINS OR LOSSES ON SECURITIES                                --            --          --       .0001          --         --
                                                            --------      --------    --------    --------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS                              .0256         .0509       .0406       .0460       .0468      .0464
                                                            --------      --------    --------    --------    -------    -------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                       (.0256)       (.0509)     (.0406)     (.0459)     (.0468)    (.0464)
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                           --            --      (.0001)         --          --         --
                                                            --------      --------    --------    --------    -------    -------
TOTAL DISTRIBUTIONS                                          (.0256)       (.0509)     (.0407)     (.0459)     (.0468)    (.0464)
                                                            --------      --------    --------    --------    -------    -------
NET ASSET VALUE, END OF PERIOD                              $1.0000       $1.0000     $1.0000     $1.0001     $1.0000    $1.0000
                                                            --------      --------    --------    --------    -------    -------
TOTAL RETURN(2)                                               +2.58%(3)     +5.22%      +4.14%      +4.69%      +4.78%     +4.74%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                     $ 309.4       $ 303.8     $ 653.4     $ 367.6     $ 308.2    $ 363.4
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(4)                .64%(5)       .67%        .60%        .64%        .64%       .67%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                     .64%(5)       .67%        .60%        .63%        .63%       .67%
RATIO OF NET INVESTMENT INCOME (LOSS)
    TO AVERAGE NET ASSETS                                      5.21%(5)      4.99%       4.08%       4.61%       4.65%      4.65%

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)


FINANCIAL HIGHLIGHTS  High Yield Bond Fund
------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS(1)                                                                                                    PERIOD FROM
                                                                SIX MONTHS ENDED                                MARCH 3, 1998(7)
                                                                       APRIL 30,       YEAR ENDED OCTOBER 31,     TO OCTOBER 31,
                                                                -------------------   ------------------------  --------------------

                                                                            2001         2000          1999                 1998
                                                                     (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                       $7.20        $8.68         $9.34               $10.00
                                                                         -------       ------        ------               ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                                 .33          .75           .85                  .51
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND
 UNREALIZED)                                                                (.10)       (1.48)         (.66)                (.66)
                                                                         -------       ------        ------               ------
TOTAL FROM INVESTMENT OPERATIONS                                             .23         (.73)          .19                 (.15)
                                                                         -------       ------        ------               ------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                                      (.33)        (.75)         (.85)                (.51)
                                                                         -------       ------        ------               ------
NET ASSET VALUE, END OF PERIOD                                             $7.10        $7.20         $8.68               $ 9.34
                                                                         -------       ------        ------               ------
TOTAL RETURN(2)                                                            +3.27%(3)    -8.60%        +1.86%               -1.69%(3)
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                    $17.1        $12.1         $23.8               $ 22.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(4)                            1.01%(5)     1.01%         1.01%                1.00%(5)
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(6)                              1.00%(5)     1.00%         1.01%                1.00%(5)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                 9.31%(5)     9.66%         9.20%                8.03%(5)
PORTFOLIO TURNOVER RATE                                                       36%          74%           66%                  16%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS  Limited Maturity Bond Fund
------------------------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS(1)                                   SIX MONTHS ENDED
                                                           APRIL 30,                                   YEAR ENDED OCTOBER 31,
                                                    -------------------   ----------------------------------------------------------

                                                                2001          2000        1999        1998       1997       1996
                                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                        $   9.31      $   9.51    $   9.91    $  10.03    $  9.99    $ 10.06
                                                            --------      --------    --------    --------    -------    -------

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                     .31           .61         .59         .60        .63        .60
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED
  AND UNREALIZED)                                                .24          (.20)       (.40)       (.12)       .04       (.07)
                                                            --------      --------    --------    --------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS                                 .55           .41         .19         .48        .67        .53
                                                            --------      --------    --------    --------    -------    -------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                          (.31)         (.58)       (.59)       (.60)      (.63)      (.60)
TAX RETURN OF CAPITAL                                             --          (.03)         --          --         --         --
                                                            --------      --------    --------    --------    -------    -------
TOTAL DISTRIBUTIONS                                             (.31)         (.61)       (.59)       (.60)      (.63)      (.60)
                                                            --------      --------    --------    --------    -------    -------
NET ASSET VALUE, END OF PERIOD                              $   9.55      $   9.31    $   9.51    $   9.91    $ 10.03    $  9.99
                                                            --------      --------    --------    --------    -------    -------
TOTAL RETURN(2)                                                +5.94%(3)     +4.47%      +1.98%      +4.92%     +6.97%     +5.44%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                       $166.5        $167.9      $227.0      $295.2     $255.4     $245.7
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(4)                 .70%(5)       .70%        .70%        .71%       .70%       .71%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(6)                   .70%(5)       .70%        .70%        .70%       .70%       .70%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
  NET ASSETS                                                    6.54%(5)      6.43%       5.98%       6.03%      6.34%      6.10%
PORTFOLIO TURNOVER RATE                                           36%          105%        102%         44%        89%       169%

See Notes to Financial Highlights

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)


FINANCIAL HIGHLIGHTS  Limited Maturity Bond Fund
------------------------------------------------

TRUST CLASS (1)                                     SIX MONTHS ENDED
                                                           APRIL 30,                                   YEAR ENDED OCTOBER 31,
                                                    -------------------   ----------------------------------------------------------

                                                                2001          2000        1999        1998       1997       1996
                                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                        $   8.88      $   9.06    $   9.45    $   9.57    $  9.53    $  9.61
                                                            --------      --------    --------    --------    -------    -------

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                     .29           .57         .56         .57        .60        .57
NET GAINS OR LOSSES ON SECURITIES
    (BOTH REALIZED AND UNREALIZED)                               .22          (.18)       (.39)       (.12)       .04       (.08)
                                                            --------      --------    --------    --------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS                                 .51           .39         .17         .45        .64        .49
                                                            --------      --------    --------    --------    -------    -------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                          (.29)         (.54)       (.55)       (.57)      (.60)      (.57)
DISTRIBUTIONS (IN EXCESS OF NET INVESTMENT INCOME)                --            --        (.01)         --         --         --
TAX RETURN OF CAPITAL                                             --          (.03)         --          --         --         --
                                                            --------      --------    --------    --------    -------    -------
TOTAL DISTRIBUTIONS                                             (.29)         (.57)       (.56)       (.57)      (.60)      (.57)
                                                            --------      --------    --------    --------    -------    -------
NET ASSET VALUE, END OF PERIOD                              $   9.10      $   8.88    $   9.06    $   9.45    $  9.57    $  9.53
                                                            --------      --------    --------    --------    -------    -------
TOTAL RETURN(2)                                                +5.79%(3)     +4.50%      +1.86%      +4.79%     +6.88%     +5.29%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                        $31.8         $26.9       $41.5       $60.4      $37.4      $21.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(4)                 .80%(5)       .80%        .81%        .80%       .80%       .81%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(6)                   .80%(5)       .80%        .80%        .80%       .80%       .80%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
  NET ASSETS                                                    6.44%(5)      6.34%       5.87%       5.94%      6.25%      6.06%
PORTFOLIO TURNOVER RATE                                           36%          105%        102%         44%        89%       169%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS  Municipal Money Fund
------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS(1)                                   SIX MONTHS ENDED
                                                           APRIL 30,                                   YEAR ENDED OCTOBER 31,
                                                    -------------------   ----------------------------------------------------------

                                                                2001          2000        1999        1998       1997       1996
                                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                        $  .9997      $  .9998    $  .9997    $  .9994    $ .9993    $ .9994
                                                            --------      --------    --------    --------    -------    -------

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                   .0160         .0336       .0256       .0288      .0296      .0285
NET GAINS OR LOSSES ON SECURITIES                                 --            --       .0001       .0003      .0001     (.0001)
                                                            --------      --------    --------    --------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS                               .0160         .0336       .0257       .0291      .0297      .0284
                                                            --------      --------    --------    --------    -------    -------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                        (.0160)       (.0336)     (.0256)     (.0288)    (.0296)    (.0285)
DISTRIBUTIONS (FROM NET CAPITAL GAINS)                            --        (.0001)         --          --         --         --
                                                            --------      --------    --------    --------    -------    -------
TOTAL DISTRIBUTIONS                                           (.0160)       (.0337)     (.0256)     (.0288)    (.0296)    (.0285)
                                                            --------      --------    --------    --------    -------    -------
NET ASSET VALUE, END OF PERIOD                              $  .9997      $  .9997    $  .9998    $  .9997    $ .9994    $ .9993
                                                            --------      --------    --------    --------    -------    -------
TOTAL RETURN(2)                                                +1.61%(3)     +3.41%      +2.59%      +2.92%     +3.00%     +2.89%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                       $338.0        $255.5      $293.8      $221.5     $156.3     $132.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(4)                 .63%(5)       .68%        .68%        .72%       .73%       .73%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                      .62%(5)       .67%        .67%        .71%       .72%       .72%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
  NET ASSETS                                                    3.22%(5)      3.33%       2.58%       2.88%      2.95%      2.86%

See Notes to Financial Highlights

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)


FINANCIAL HIGHLIGHTS  Municipal Securities Trust
------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.


INVESTOR CLASS(1)                                   SIX MONTHS ENDED
                                                           APRIL 30,                                   YEAR ENDED OCTOBER 31,
                                                    -------------------   ----------------------------------------------------------

                                                                2001          2000        1999        1998       1997       1996
                                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                        $  11.00      $  10.78    $  11.34    $  11.02    $ 10.78    $ 10.83
                                                            --------      --------    --------    --------    -------    -------

INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                     .23           .46         .45         .46        .47        .47
NET GAINS OR LOSSES ON SECURITIES
    (BOTH REALIZED AND UNREALIZED)                               .22           .22        (.56)        .32        .24       (.05)
                                                            --------      --------    --------    --------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS                                 .45           .68        (.11)        .78        .71        .42
                                                            --------      --------    --------    --------    -------    -------
LESS DISTRIBUTIONS
DIVIDENDS (FROM NET INVESTMENT INCOME)                          (.23)         (.46)       (.45)       (.46)      (.47)      (.47)
                                                            --------      --------    --------    --------    -------    -------
NET ASSET VALUE, END OF PERIOD                              $  11.22      $  11.00    $  10.78    $  11.34    $ 11.02    $ 10.78
                                                            --------      --------    --------    --------    -------    -------
TOTAL RETURN(2)                                                +4.08%(3)     +6.46%      -1.03%      +7.22%     +6.71%     +3.92%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                       $ 29.5        $ 28.7      $ 35.0      $ 40.1     $ 31.6     $ 38.9
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(4)                 .66%(5)       .66%        .66%        .66%       .66%       .66%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(6)                   .65%(5)       .65%        .65%        .65%       .65%       .65%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                                            4.08%(5)      4.22%       4.03%       4.13%      4.30%      4.32%
PORTFOLIO TURNOVER RATE                                            8%           37%         17%         24%        22%         3%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS  Income Funds
--------------------------------------------


                    1 The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through February 9, 2001 under the prior master/feeder fund structure.

                    2 Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund (excluding Government Money and Municipal Money), total return would have been lower if Management had not reimbursed certain expenses.

                    3     Not annualized.

                    4 The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

                    5     Annualized.

                    6 After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                                                                         YEAR ENDED
                                                                                                                        OCTOBER 31,
                    CASH RESERVES INVESTOR CLASS                                                                               1996
                                                                                                                                .67%


                                                                                                                        PERIOD FROM
                                                              SIX MONTHS ENDED                                        MARCH 3, 1998
                                                                     APRIL 30,       YEAR ENDED OCTOBER 31,          TO OCTOBER 31,
                    HIGH YIELD BOND FUND INVESTOR CLASS                   2001       2000            1999                      1998
                                                                          1.82%      2.04%           1.43%                     1.65%


                                                              SIX MONTHS ENDED
                                                                     APRIL 30,                   YEAR ENDED OCTOBER 31,
                    LIMITED MATURITY BOND FUND INVESTOR CLASS             2001       2000       1999      1998      1997       1996
                                                                           .72%       .76%       .72%      .75%      .71%       .71%


                                                              SIX MONTHS ENDED
                                                                     APRIL 30,                   YEAR ENDED OCTOBER 31,
                    LIMITED MATURITY BOND FUND TRUST CLASS                2001       2000       1999      1998      1997       1996
                                                                          1.05%      1.26%      1.12%     1.22%     1.24%      1.91%


                                                              SIX MONTHS ENDED
                                                                    APRIL 30,                   YEAR ENDED OCTOBER 31,
                    MUNICIPAL SECURITIES TRUST INVESTOR CLASS             2001       2000       1999      1998      1997       1996
                                                                          1.10%      1.22%      1.07%     1.11%     1.05%      1.04%

                    7     The date investment operations commenced.

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)


REPORT OF VOTES OF SHAREHOLDERS
-------------------------------

    A special meeting of shareholders of Neuberger Berman Income Funds ("Trust") was held on October 31, 2000. Shareholders voted on the following matters:
    (1) To elect Trustees to serve on the Board of Trustees until their successors are duly elected and qualified; (2) To approve a change in the fundamental investment limitation regarding the portfolio diversification of each series; (3) To ratify the selection of independent auditors for each series; (4) To approve a change in the fundamental restriction concerning industry concentration for Cash Reserves; (5) To modify the fundamental policy to permit investments in all securities issued or guaranteed by the U.S. Government for Government Money; (6) To modify the fundamental lending policy to permit repurchase for Government Money; (7) To modify the fundamental borrowing policy to permit reverse repurchase agreements for Government Money; and (8) To modify the fundamental lending policy to permit securities lending for Government Money.

    PROPOSAL 1 - TO ELECT TRUSTEES TO SERVE ON THE BOARD OF TRUSTEES

    Following are the Trustees elected at the meeting, some of whom are continuing their terms of office as Trustees, and the votes received by each, with the shareholders of the Trust voting as a whole. All fractional numbers are rounded to the nearest whole number.

                                                 VOTES                   VOTES                    VOTES             ABSTENTIONS
     TRUSTEE*                                      FOR                 AGAINST                 WITHHELD
     JOHN CANNON                           922,389,967                       0                7,996,934                     N/A
     FAITH COLISH                          921,565,502                       0                8,821,399                     N/A
     WALTER G. EHLERS                      922,979,844                       0                7,407,058                     N/A
     C. ANNE HARVEY                        922,324,131                       0                8,062,771                     N/A
     BARRY HIRSCH                          922,217,347                       0                8,169,555                     N/A
     MICHAEL M. KASSEN                     922,257,591                       0                8,129,310                     N/A
     ROBERT A. KAVESH                      921,300,511                       0                9,086,390                     N/A
     HOWARD A. MILEAF                      922,913,115                       0                7,473,786                     N/A
     EDWARD I. O'BRIEN                     921,969,467                       0                8,417,434                     N/A
     JOHN P. ROSENTHAL                     922,817,520                       0                7,569,381                     N/A
     WILLIAM E. RULON                      922,832,618                       0                7,554,283                     N/A
     CORNELIUS T. RYAN                     922,975,249                       0                7,411,653                     N/A
     TOM DECKER SEIP                       922,944,222                       0                7,442,679                     N/A
     GUSTAVE SHUBERT                       921,515,781                       0                8,871,120                     N/A
     CANDACE L. STRAIGHT                   922,647,603                       0                7,739,298                     N/A
     PETER E. SUNDMAN                      922,827,418                       0                7,559,483                     N/A
     PETER P. TRAPP                        923,203,056                       0                7,183,846                     N/A

    The following table shows the shareholder votes of each series of the Trust with respect to proposals 2 and 3 listed above. All fractional numbers are rounded to the nearest whole number.

    PROPOSAL 2 - TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING PORTFOLIO DIVERSIFICATION

                                                 VOTES                     VOTES                 VOTES                ABSTENTIONS/
     FUND                                          FOR                   AGAINST              WITHHELD          BROKER NON-VOTES**
     CASH RESERVES                         607,500,743                 5,299,661                   N/A                   8,440,385
     GOVERNMENT MONEY                      184,742,640                 1,875,473                   N/A                   3,101,979
     HIGH YIELD BOND                           940,299                    10,351                   N/A                     489,045
     LIMITED MATURITY BOND                  10,969,731                   351,259                   N/A                   1,038,671
     MUNICIPAL MONEY                       103,142,011                    85,956                   N/A                     920,749
     MUNICIPAL SECURITIES                    1,220,682                    68,907                   N/A                     188,358

PROPOSAL 3 - TO RATIFY THE SELECTION OF THE INDEPENDENT AUDITORS

                                                 VOTES                      VOTES                VOTES              ABSTENTIONS**
     FUND                                          FOR                    AGAINST             WITHHELD
     CASH RESERVES                         615,272,560                  1,307,261                  N/A                  4,660,968
     GOVERNMENT MONEY                      182,407,497                  1,051,915                  N/A                  6,260,680
     HIGH YIELD BOND                         1,399,144                      7,341                  N/A                     33,212
     LIMITED MATURITY BOND                  11,886,418                    157,208                  N/A                    316,035
     MUNICIPAL MONEY                       103,478,813                    428,043                  N/A                    241,860
     MUNICIPAL SECURITIES                    1,385,999                     21,117                  N/A                     70,831

    PROPOSAL 4 - TO APPROVE A CHANGE IN THE FUNDAMENTAL RESTRICTION CONCERNING INDUSTRY CONCENTRATION FOR CASH RESERVES

                                                 VOTES                     VOTES                 VOTES                ABSTENTIONS/
     FUND                                          FOR                   AGAINST              WITHHELD          BROKER NON-VOTES**
     CASH RESERVES                         608,336,204                 7,508,191                   N/A                   5,396,395

    PROPOSAL 5 - TO MODIFY THE FUNDAMENTAL POLICY TO PERMIT INVESTMENTS IN ALL SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT FOR GOVERNMENT MONEY

                                                 VOTES                     VOTES                 VOTES                ABSTENTIONS/
     FUND                                          FOR                   AGAINST              WITHHELD          BROKER NON-VOTES**
     GOVERNMENT MONEY                      183,648,331                 4,221,940                   N/A                   1,849,820

    PROPOSAL 6 - TO MODIFY THE FUNDAMENTAL LENDING POLICY TO PERMIT REPURCHASE FOR GOVERNMENT MONEY

                                                 VOTES                     VOTES                 VOTES                ABSTENTIONS/
     FUND                                          FOR                   AGAINST              WITHHELD          BROKER NON-VOTES**
     GOVERNMENT MONEY                      182,165,952                 5,663,033                   N/A                   1,891,107

    PROPOSAL 7 - TO MODIFY THE FUNDAMENTAL BORROWING POLICY TO PERMIT REVERSE REPURCHASE AGREEMENTS FOR GOVERNMENT MONEY

                                                 VOTES                     VOTES                 VOTES                ABSTENTIONS/
     FUND                                          FOR                   AGAINST              WITHHELD          BROKER NON-VOTES**
     GOVERNMENT MONEY                      181,677,536                 6,098,745                   N/A                   1,943,811

    PROPOSAL 8 - TO MODIFY THE FUNDAMENTAL LENDING POLICY TO PERMIT SECURITIES LENDING FOR GOVERNMENT MONEY

                                                 VOTES                     VOTES                 VOTES                ABSTENTIONS/
     FUND                                          FOR                   AGAINST              WITHHELD          BROKER NON-VOTES**
     GOVERNMENT MONEY                      181,436,854                 6,401,964                   N/A                   1,881,274

     * Mr. John T. Patterson, Jr. also was listed as a nominee in the proxy statement. He is deceased as of September 26, 2000.

     **  Broker Non-Votes - I.E., shares held by brokers or nominees as to which
         (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter - were not counted for purposes of determining a quorum and had no effect on the outcome of any proxy proposal. Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals. With respect to proposals 1 and 3, there were no "broker non-votes," as brokers or nominees holding shares had authority to vote on those proposals as routine matters.

                                     NEUBERGER BERMAN APRIL 30, 2001 (UNAUDITED)



DIRECTORY
----------

Investment Manager, Administrator and Distributor
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

For Investor Class Shareholders
Address Correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

FOR TRUST CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services
800.366.6264

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800


OFFICERS AND TRUSTEES
----------------------

John Cannon
TRUSTEE

Faith Colish
TRUSTEE

Walter G. Ehlers
TRUSTEE

C. Anne Harvey
TRUSTEE

Barry Hirsch
TRUSTEE

Robert A. Kavesh
TRUSTEE

Howard A. Mileaf
TRUSTEE

Edward I. O'Brien
TRUSTEE

John P. Rosenthal
TRUSTEE

William E. Rulon
TRUSTEE


Cornelius T. Ryan
TRUSTEE

Tom D. Seip
TRUSTEE

Gustave H. Shubert
TRUSTEE

Candace L. Straight
TRUSTEE

Peter P. Trapp
TRUSTEE

Peter E. Sundman
CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND TRUSTEE

Michael M. Kassen
PRESIDENT AND TRUSTEE

Robert Conti
VICE PRESIDENT

Brian P. Gaffney
VICE PRESIDENT

Frederic B. Soule
VICE PRESIDENT

Richard Russell
TREASURER

Claudia A. Brandon
SECRETARY

Barbara DiGiorgio
ASSISTANT TREASURER

Celeste Wischerth
ASSISTANT TREASURER

Stacy Cooper-Shugrue
ASSISTANT SECRETARY

                                                [NEUBERGER BERMAN LOGO]

                                                NEUBERGER BERMAN MANAGEMENT INC.
                                                605 Third Avenue 2nd Floor
                                                New York, NY 10158-0180
                                                SHAREHOLDER SERVICES
                                                800.877.9700
                                                INSTITUTIONAL SERVICES
                                                800.366.6264
                                                www.nbfunds.com


Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.


                                               [RECYCLED SYMBOL]B0524 06/01